UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, Appreciation Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares produced a total return of –2.47%, and its Service shares produced a total return of –2.72%.1 In comparison, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.39% for the same period.2

Modestly positive stock market results for 2015 overall masked heightened volatility stemming from shifting global economic sentiment. The fund lagged its benchmark, mainly due to stock selection shortfalls in the information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Global Economic Concerns Sparked Market Turmoil

U.S. equity returns stagnated in 2015 as oil prices fell sharply, the U.S. dollar strengthened, and the global growth outlook became more uncertain. After a recovering U.S. economy drove the S&P 500 Index to a new record high in June, market volatility spiked over the second half of the year as global macroeconomic concerns intensified. The S&P 500 Index fell especially sharply in late August after China unexpectedly devalued its currency, but the market recovered rapidly to end the year little changed.

Market leadership was highly concentrated during the year, with the 10 largest stocks in the S&P 500 Index together registering a double-digit gain while the rest of the index’s constituents collectively declined. The consumer discretionary sector, buoyed by Internet retailing companies, was the best performing sector for the year, followed by the health care and consumer staples sectors. In contrast, the energy sector posted sharp losses.

Stock Selections Dampened Relative Results

Our stock selection strategy in the information technology and consumer discretionary sectors detracted from relative performance in 2015, as the fund did not hold a few stocks that produced especially robust gains. Relative results were also undermined by weakness among certain holdings in the industrials sector, which more than offset the benefits of underweighted exposure

3

DISCUSSION OF FUND PERFORMANCE (continued)

to the lagging industry group. Although overweighted exposure to the energy sector pressured the fund’s performance, allocation-related weakness was tempered by our focus on major integrated oil companies, which generally fared better than their less diversified peers.

On a more positive note, our emphasis on the consumer staples sector helped bolster relative results. A focus on tobacco stocks proved particularly advantageous, as was lack of exposure to the lagging utilities sector. An underweighted position in the financials sector helped mitigate stock selection shortfalls, resulting in the sector’s nearly neutral overall impact on relative results.

The largest individual contributors to the fund’s return for 2015 were Novo Nordisk, Philip Morris International, Altria Group, McDonald’s, Facebook, and Estee Lauder. The greatest detractors were Canadian Pacific Railway, Twenty-First Century Fox, ConocoPhillips, Exxon Mobil, Union Pacific, and Chevron.

Quality Companies with Solid Fundamentals

We expect U.S. equity markets in 2016 to confront many of the same obstacles encountered in 2015. Now that the Federal Reserve Board has taken the first step to normalize short-term interest rates, debate is likely to focus on the pace and magnitude of subsequent increases. Concerns about global growth have persisted, and markets appear poised to remain volatile. Nonetheless, strengthening consumer spending, solid employment gains, and a more stimulative fiscal policy suggest that the U.S. economy can support moderately higher stock prices.

We have maintained the fund’s focus on high-quality multinational companies. Their scale and competitive advantages enable these companies to protect their margins and absorb higher labor and borrowing costs in a slow-growth environment. Furthermore, solid balance sheets and strong recurring cash flows can help support growth initiatives, increase dividends, and maintain share repurchases as interest rates rise. When the U.S. dollar stabilizes, we believe investors are likely to assign greater value to the worldwide franchises and diversified revenue streams of multinational companies.

January 15, 2016

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Stock Index Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends daily and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and Service shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/15

	1 Year	5 Years	10 Years
Initial shares	-2.47%	8.98%	6.68%
Service shares	-2.72%	8.71%	6.42%
Standard & Poor's 500 Composite Stock Price Index	1.39%	12.55%	7.30%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Appreciation Portfolio on 12/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.99	$ 5.23
Ending value (after expenses)	$ 978.30	$ 977.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of .80% for Initial shares and 1.05% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 99.5%	Shares		Value ($)
Banks - 1.3%
Wells Fargo & Co.	117,250		6,373,710
Capital Goods - 1.2%
United Technologies	63,800		6,129,266
Consumer Durables & Apparel - 3.1%
Christian Dior	52,600		8,935,123
Hermes International	3,177		1,071,169
NIKE, Cl. B	84,140		5,258,750
			15,265,042
Consumer Services - 1.5%
McDonald's	60,900		7,194,726
Diversified Financials - 9.8%
American Express	101,600		7,066,280
BlackRock	29,900		10,181,548
Intercontinental Exchange	19,500		4,997,070
JPMorgan Chase & Co.	209,350		13,823,380
State Street	78,550		5,212,578
Visa, Cl. A	84,900		6,583,995
			47,864,851
Energy - 10.4%
Chevron	163,700		14,726,452
ConocoPhillips	153,550	[a]	7,169,249
Exxon Mobil	250,064		19,492,489
Occidental Petroleum	139,750		9,448,497
			50,836,687
Food & Staples Retailing - 2.3%
Walgreens Boots Alliance	97,100		8,268,551
Whole Foods Market	84,850	[a]	2,842,475
			11,111,026
Food, Beverage & Tobacco - 20.9%
Altria Group	271,850		15,824,388
Anheuser-Busch InBev, ADR	35,000		4,375,000
Coca-Cola	412,800		17,733,888
Diageo, ADR	21,900		2,388,633
Nestle, ADR	193,150		14,374,223
PepsiCo	104,600		10,451,632
Philip Morris International	351,800		30,926,738

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 20.9% (continued)
SABMiller	98,300		5,888,169
			101,962,671
Health Care Equipment & Services - 1.7%
Abbott Laboratories	186,100		8,357,751
Household & Personal Products - 3.9%
Estee Lauder, Cl. A	123,200		10,848,992
Procter & Gamble	102,100		8,107,761
			18,956,753
Insurance - 2.6%
ACE	108,500		12,678,225
Materials - 1.9%
Air Products & Chemicals	5,000		650,550
Praxair	83,700		8,570,880
			9,221,430
Media - 5.0%
McGraw-Hill Financial	53,050		5,229,669
Twenty-First Century Fox, Cl. A	266,386		7,235,044
Walt Disney	115,200		12,105,216
			24,569,929
Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
AbbVie	185,100		10,965,324
Celgene	32,000	[b]	3,832,320
Gilead Sciences	56,000		5,666,640
Novartis, ADR	80,150		6,896,106
Novo Nordisk, ADR	262,550		15,248,904
Roche Holding, ADR	349,750		12,055,883
			54,665,177
Retailing - .5%
Target	34,200		2,483,262
Semiconductors & Semiconductor Equipment - 3.8%
ASML Holding	55,050	[a]	4,886,789
Texas Instruments	212,000		11,619,720
Xilinx	42,750		2,007,968
			18,514,477
Software & Services - 7.9%
Alphabet, Cl. C	8,030	[b]	6,093,806
Automatic Data Processing	30,440		2,578,877
Facebook, Cl. A	103,600	[b]	10,842,776
International Business Machines	33,550		4,617,151

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Software & Services - 7.9% (continued)
Microsoft	106,610		5,914,722
Oracle	155,350		5,674,936
VeriSign	35,000	[a,b]	3,057,600
			38,779,868
Technology Hardware & Equipment - 6.2%
Apple	249,350		26,246,581
QUALCOMM	79,000		3,948,815
			30,195,396
Telecommunication Services - 1.9%
Comcast, Cl. A	164,400		9,277,092
Transportation - 2.4%
Canadian Pacific Railway	47,150	[a]	6,016,340
Union Pacific	70,650		5,524,830
			11,541,170
Total Common Stocks (cost $258,986,457)			485,978,509
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,158,196)	2,158,196	[c]	2,158,196
Investment of Cash Collateral for Securities Loaned - 2.5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $12,078,979)	12,078,979	[c]	12,078,979
Total Investments (cost $273,223,632)	102.5%		500,215,684
Liabilities, Less Cash and Receivables	(2.5%)		(11,966,591)
Net Assets	100.0%		488,249,093

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $15,182,143 and the value of the collateral held by the fund was $15,642,236, consisting of cash collateral of $12,078,979 and U.S. Government & Agency securities valued at $3,563,257.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

9

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	20.9
Pharmaceuticals, Biotechnology & Life Sciences	11.2
Energy	10.4
Diversified Financials	9.8
Software & Services	7.9
Technology Hardware & Equipment	6.2
Media	5.0
Household & Personal Products	3.9
Semiconductors & Semiconductor Equipment	3.8
Consumer Durables & Apparel	3.1
Money Market Investments	3.0
Insurance	2.6
Transportation	2.4
Food & Staples Retailing	2.3
Materials	1.9
Telecommunication Services	1.9
Health Care Equipment & Services	1.7
Consumer Services	1.5
Banks	1.3
Capital Goods	1.2
Retailing	.5
102.5

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,182,143)—Note 1(c):
Unaffiliated issuers	258,986,457	485,978,509
Affiliated issuers	14,237,175	14,237,175
Cash		21,981
Dividends and securities lending income receivable		1,202,281
Receivable for investment securities sold		308,523
Prepaid expenses		9,994
		501,758,463
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		306,903
Due to Fayez Sarofim & Co.		91,313
Liability for securities on loan—Note 1(c)		12,078,979
Payable for shares of Beneficial Interest redeemed		952,563
Interest payable—Note 2		1,887
Accrued expenses		77,725
		13,509,370
Net Assets ($)		488,249,093
Composition of Net Assets ($):
Paid-in capital		190,657,971
Accumulated undistributed investment income—net		183,582
Accumulated net realized gain (loss) on investments		70,415,765
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		226,991,775
Net Assets ($)		488,249,093

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	256,828,175	231,420,918
Shares Outstanding	5,678,003	5,147,388
Net Asset Value Per Share ($)	45.23	44.96

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $301,524 foreign taxes withheld at source):
Unaffiliated issuers	13,722,889
Affiliated issuers	2,029
Income from securities lending—Note 1(c)	15,055
Total Income	13,739,973
Expenses:
Investment advisory fee—Note 3(a)	2,931,134
Sub-investment advisory fee—Note 3(a)	1,197,223
Distribution fees—Note 3(b)	628,468
Professional fees	91,761
Prospectus and shareholders’ reports	57,093
Custodian fees—Note 3(b)	45,973
Trustees’ fees and expenses—Note 3(c)	40,181
Loan commitment fees—Note 2	5,709
Interest expense—Note 2	2,564
Shareholder servicing costs—Note 3(b)	2,299
Miscellaneous	24,876
Total Expenses	5,027,281
Less—reduction in fees due to earnings credits—Note 3(b)	(7)
Net Expenses	5,027,274
Investment Income—Net	8,712,699
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	70,475,479
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(92,595,893)
Net Realized and Unrealized Gain (Loss) on Investments	(22,120,414)
Net (Decrease) in Net Assets Resulting from Operations	(13,407,715)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	8,712,699	10,358,834
Net realized gain (loss) on investments	70,475,479	27,347,692
Net unrealized appreciation (depreciation) on investments	(92,595,893)	7,612,519
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,407,715)	45,319,045
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(5,009,601)	(6,210,078)
Service Shares	(3,652,322)	(4,157,846)
Net realized gain on investments:
Initial Shares	(14,565,874)	(9,146,788)
Service Shares	(12,097,365)	(6,764,797)
Total Dividends	(35,325,162)	(26,279,509)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,530,088	16,457,471
Service Shares	22,363,920	35,946,895
Dividends reinvested:
Initial Shares	19,575,475	15,356,866
Service Shares	15,749,687	10,922,643
Cost of shares redeemed:
Initial Shares	(75,721,615)	(72,828,378)
Service Shares	(49,112,680)	(45,422,441)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(57,615,125)	(39,566,944)
Total Increase (Decrease) in Net Assets	(106,348,002)	(20,527,408)
Net Assets ($):
Beginning of Period	594,597,095	615,124,503
End of Period	488,249,093	594,597,095
Undistributed investment income—net	183,582	132,806
Capital Share Transactions (Shares):
Initial Shares
Shares sold	200,086	342,337
Shares issued for dividends reinvested	420,632	325,702
Shares redeemed	(1,603,573)	(1,518,733)
Net Increase (Decrease) in Shares Outstanding	(982,855)	(850,694)
Service Shares
Shares sold	475,109	751,479
Shares issued for dividends reinvested	340,217	233,185
Shares redeemed	(1,046,754)	(951,348)
Net Increase (Decrease) in Shares Outstanding	(231,428)	33,316

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	49.51	47.95	40.47	37.99	35.44
Investment Operations:
Investment income—net[a]	.80	.89	.86	.82	.73
Net realized and unrealized gain (loss) on investments	(1.97)	2.86	7.59	3.14	2.42
Total from Investment Operations	(1.17)	3.75	8.45	3.96	3.15
Distributions:
Dividends from investment income—net	(.81)	(.90)	(.87)	(1.48)	(.60)
Dividends from net realized gain on investments	(2.30)	(1.29)	(.10)	-	-
Total Distributions	(3.11)	(2.19)	(.97)	(1.48)	(.60)
Net asset value, end of period	45.23	49.51	47.95	40.47	37.99
Total Return (%)	(2.47)	8.09	21.11	10.44	9.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	1.70	1.84	1.95	2.02	1.99
Portfolio Turnover Rate	11.97	3.65	7.71	3.05	4.24
Net Assets, end of period ($ x 1,000)	256,828	329,802	360,197	345,985	326,445

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	49.23	47.69	40.25	37.74	35.23
Investment Operations:
Investment income—net[a]	.68	.76	.75	.72	.63
Net realized and unrealized gain (loss) on investments	(1.96)	2.85	7.55	3.10	2.42
Total from Investment Operations	(1.28)	3.61	8.30	3.82	3.05
Distributions:
Dividends from investment income—net	(.69)	(.78)	(.76)	(1.31)	(.54)
Dividends from net realized gain on investments	(2.30)	(1.29)	(.10)	-	-
Total Distributions	(2.99)	(2.07)	(.86)	(1.31)	(.54)
Net asset value, end of period	44.96	49.23	47.69	40.25	37.74
Total Return (%)	(2.72)	7.83	20.83	10.14	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.05	1.06	1.06	1.05
Ratio of net expenses to average net assets	1.05	1.05	1.06	1.06	1.05
Ratio of net investment income to average net assets	1.45	1.59	1.70	1.79	1.75
Portfolio Turnover Rate	11.97	3.65	7.71	3.05	4.24
Net Assets, end of period ($ x 1,000)	231,421	264,795	254,928	220,568	174,160

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub–investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

16

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

17

NOTES TO FINANCIAL STATEMENTS (continued)

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	403,842,170	-	-	403,842,170
Equity Securities - Foreign Common Stocks†	66,241,878	15,894,461††	-	82,136,339
Mutual Funds	14,237,175	-	-	14,237,175

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At December 31, 2014, $15,893,896 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $3,381 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,263,200	63,458,257	62,563,261	2,158,196.5
Dreyfus Institutional Cash Advantage Fund	4,154,880	107,815,445	99,891,346	12,078,979	2.5
Total	5,418,080	171,273,702	162,454,607	14,237,175	3.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

20

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $343,484, undistributed capital gains $70,318,851 and unrealized appreciation $226,928,787.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $8,792,819 and $10,543,184, and long-term capital gains $26,532,343 and $15,736,325, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $228,800 with a related weighted average annualized interest rate of 1.12%.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $628,468 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $2,069 for transfer agency services and $139 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $45,973 pursuant to the custody agreement.

22

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $223,558, Distribution Plan fees $49,830, custodian fees $30,671, Chief Compliance Officer fees $2,647 and transfer agency fees $197.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $65,228,410 and $149,555,998, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $273,286,620; accordingly, accumulated net unrealized appreciation on investments was $226,929,064, consisting of $232,950,728 gross unrealized appreciation and $6,021,664 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Appreciation Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Appreciation Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Appreciation Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

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IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.0113 per share as a short-term capital gain distribution and $2.2905 per share as a long-term capital gain distribution paid on March 31, 2015.

25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

26

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

28

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

29

For More Information

Dreyfus Variable Investment Fund, Appreciation Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0112AR1215

Dreyfus Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, Growth and Income Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a total return of 1.59%, and its Service shares achieved a total return of 1.32%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”), produced a total return of 1.39% for the same period.2

U.S. equities generally achieved modest gains during 2015 amid choppy domestic growth and global economic concerns. The fund performed roughly in line with its benchmark, as good results in the energy, consumer staples, utilities, and materials sectors were balanced by disappointments in the financials, information technology and telecommunications services sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk. To pursue these goals, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, “bottom-up” fundamental analysis, and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index.

Economic Uncertainties Limited the Market’s Gains

Markets proved volatile during 2015, rising and falling sharply amid shifting economic sentiment. The year started on a weak note, as U.S. economic growth stalled in the face of severe winter weather. Exporters were undermined by a strengthening U.S. dollar, and energy producers were challenged by declining oil prices. The economy got back on track in the spring, when labor markets resumed their vigorous gains, housing markets rebounded, oil prices began to recover, and currency exchange rates stabilized.

Positive U.S. economic developments supported higher stock prices until mid-June, when contentious negotiations surrounding the Greek debt crisis injected new uncertainty into the market. After a series of rises and declines over the summer, stocks plunged in August when Chinese authorities devaluated the country’s currency, exacerbating fears about slowing China’s economic growth. An October bounce in equity prices put most major U.S. indices back in positive territory. Investors again grew concerned that global economic instability and falling energy prices might dampen economic conditions in the United States, and stock prices remained volatile over the final months of the year.

Stock Selections Drove Fund Performance

The fund’s relative performance in 2015 benefited from underweighted exposure to the weak utilities sector, as well as strong stock selections in the energy, consumer staples, and

3

DISCUSSION OF FUND PERFORMANCE (continued)

materials sectors. In the energy sector, the fund held relatively little exposure to large integrated oil companies that were hurt by falling commodity prices, focusing instead on refiners such as Valero Energy and Phillips 66, which benefited from lower input costs and rising demand for gasoline. Among consumer staples stocks, food-and-beverage companies Molson Coors Brewing, Coca-Cola, and Mondelez International rose on the strength of improving profitability and favorable developments involving industry consolidation. In the materials sector, construction aggregate producers Martin Marietta Materials and Vulcan Materials gained ground due to positive domestic construction trends.

The benefits of these positions were largely offset by disappointing returns from individual holdings in the financials and information technology sectors. Among financial stocks, the fund held little exposure to richly valued real estate investment trusts (REITs), a group that benefited from a low interest rate environment. In addition, insurer and retirement services provider Voya Financial, broker Morgan Stanley, and asset manager Ameriprise Financial were hurt by weak growth and concerns regarding reduced levels of capital markets activity. In the information technology sector, Alphabet (formerly Google) performed well, but the fund did not participate in gains from software giant Microsoft. Moreover, semiconductor equipment maker Applied Materials declined due to weakness in end markets and the failure of a merger that was blocked by regulators.

Focused on Opportunities for Growth

The Federal Reserve Board raised short-term interest rates in December for the first time in nearly 10 years. As the interest rate environment normalizes, we expect prospects for our active management strategy to improve. As of the reporting period’s end, we have found a relatively large number of opportunities in the consumer discretionary, information technology, materials, financials, and telecommunications services sectors. In contrast, we have allocated relatively few assets to the utilities, industrials, consumer staples, and health care sectors.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio Initial shares and Service shares and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	1.59%	11.91%	7.09%
Service shares	1.32%	11.64%	6.84%
Standard & Poor’s 500 Composite Stock Price Index	1.39%	12.55%	7.30%

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Growth and Income Portfolio on 12/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.

5

FUND PERFORMANCE (continued)

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.46	$5.71
Ending value (after expenses)	$989.70	$988.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.53	$5.80
Ending value (after expenses)	$1,020.72	$1,019.46

† Expenses are equal to the fund’s annualized expense ratio of .89% for Initial shares and 1.14% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 99.3%	Shares		Value ($)
Automobiles & Components - .9%
Delphi Automotive	4,981		427,021
Tesla Motors	1,303	[a,b]	312,733
			739,754
Banks - 5.4%
Citigroup	26,606		1,376,861
JPMorgan Chase & Co.	31,411		2,074,068
PNC Financial Services Group	6,843		652,206
U.S. Bancorp	9,612		410,144
			4,513,279
Capital Goods - 6.8%
Danaher	7,844		728,551
Honeywell International	13,185		1,365,570
Northrop Grumman	1,384		261,313
Owens Corning	5,837		274,514
Raytheon	13,021		1,621,505
United Technologies	15,497		1,488,797
			5,740,250
Consumer Durables & Apparel - 1.5%
Hanesbrands	18,706	[a]	550,518
NIKE, Cl. B	10,914		682,125
			1,232,643
Consumer Services - 1.7%
Carnival	7,822		426,143
McDonald's	8,516		1,006,080
			1,432,223
Diversified Financials - 7.1%
Ameriprise Financial	3,139		334,052
BlackRock	1,583		539,043
Capital One Financial	10,454		754,570
Charles Schwab	17,568		578,514
Federated Investors, Cl. B	14,243		408,062
Intercontinental Exchange	2,422		620,662
Invesco	9,276		310,561
Morgan Stanley	28,301		900,255
Synchrony Financial	17,062	[b]	518,855
TD Ameritrade Holding	7,471		259,318

8

Common Stocks - 99.3% (continued)	Shares		Value ($)
Diversified Financials - 7.1% (continued)
Voya Financial	20,312		749,716
			5,973,608
Energy - 6.4%
Anadarko Petroleum	2,804		136,218
EOG Resources	16,889		1,195,572
Occidental Petroleum	30,102		2,035,196
Phillips 66	10,084		824,871
Schlumberger	17,398		1,213,511
			5,405,368
Food & Staples Retailing - .5%
CVS Health	4,277		418,162
Food, Beverage & Tobacco - 8.1%
Archer-Daniels-Midland	9,808		359,757
Coca-Cola	11,861		509,549
ConAgra Foods	23,563		993,416
Kellogg	7,061		510,298
Molson Coors Brewing, Cl. B	13,231		1,242,656
Mondelez International, Cl. A	22,147		993,072
PepsiCo	19,163		1,914,767
Philip Morris International	3,427		301,268
			6,824,783
Health Care Equipment & Services - 5.5%
Boston Scientific	24,454	[b]	450,932
Cardinal Health	9,772		872,347
Centene	5,064	[b]	333,262
Cerner	5,597	[b]	336,772
Express Scripts Holding	7,400	[b]	646,834
Medtronic	5,306		408,138
UnitedHealth Group	12,934		1,521,556
			4,569,841
Household & Personal Products - .8%
Estee Lauder, Cl. A	7,534		663,444
Insurance - 4.0%
ACE	6,203		724,821
American International Group	15,175		940,395
FNF Group	5,997		207,916
Hartford Financial Services Group	7,991		347,289
Prudential Financial	14,187		1,154,964
			3,375,385

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Materials - 3.6%
CF Industries Holdings	17,891		730,132
Dow Chemical	21,516		1,107,644
Mosaic	7,291		201,159
Packaging Corporation of America	4,967		313,169
Vulcan Materials	7,318		694,990
			3,047,094
Media - 5.1%
AMC Networks, Cl. A	5,216	[a,b]	389,531
CBS, Cl. B	8,904		419,646
Cinemark Holdings	11,012		368,131
Comcast, Cl. A	13,940		786,634
Interpublic Group of Companies	44,917		1,045,668
Omnicom Group	8,484	[a]	641,899
Time Warner	4,395		284,225
Viacom, Cl. B	9,117		375,256
			4,310,990
Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
AbbVie	15,092		894,050
Alexion Pharmaceuticals	3,059	[b]	583,504
Allergan	1,638	[b]	511,875
Biogen	2,272	[b]	696,027
Bristol-Myers Squibb	19,417		1,335,695
Eli Lilly & Co.	4,936		415,907
Illumina	2,288	[a,b]	439,170
Merck & Co.	13,586		717,613
Pfizer	41,844		1,350,724
Regeneron Pharmaceuticals	811	[b]	440,268
Vertex Pharmaceuticals	4,357	[b]	548,241
			7,933,074
Real Estate - .6%
Communications Sales & Leasing	27,163	[c]	507,676
Retailing - 5.5%
Amazon.com	2,281	[b]	1,541,705
Home Depot	8,641		1,142,772
Priceline Group	464	[b]	591,577
Staples	21,627		204,808
The TJX Companies	8,516		603,870
Ulta Salon Cosmetics & Fragrance	2,983	[b]	551,855
			4,636,587

10

Common Stocks - 99.3% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.8%
Applied Materials	33,815		631,326
Avago Technologies	4,056	[a]	588,728
Microchip Technology	11,365	[a]	528,927
Texas Instruments	10,940		599,621
			2,348,602
Software & Services - 12.4%
Adobe Systems	5,848	[b]	549,361
Alphabet, Cl. A	1,408	[b]	1,095,438
Alphabet, Cl. C	1,723	[b]	1,307,550
Citrix Systems	7,233	[b]	547,176
Cognizant Technology Solutions, Cl. A	7,889	[b]	473,498
Facebook, Cl. A	14,509	[b]	1,518,512
Fortinet	4,690	[b]	146,187
Intuit	4,988		481,342
Oracle	43,061		1,573,018
salesforce.com	9,597	[b]	752,405
Splunk	5,730	[b]	336,981
Visa, Cl. A	16,868		1,308,113
Workday, Cl. A	4,511	[b]	359,437
			10,449,018
Technology Hardware & Equipment - 6.6%
Apple	30,436		3,203,693
Cisco Systems	73,637		1,999,613
Hewlett Packard Enterprise	9,232		140,326
HP	15,245		180,501
			5,524,133
Telecommunication Services - 2.7%
AT&T	51,511		1,772,494
Vodafone Group, ADR	16,092		519,128
			2,291,622
Transportation - 1.3%
Delta Air Lines	8,340		422,755
FedEx	4,318		643,339
			1,066,094
Utilities - .5%
NRG Yield, Cl. C	28,596	[a]	422,077
Total Common Stocks (cost $70,076,131)			83,425,707

11

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $809,348)	809,348	[d]	809,348
Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $1,455,447)	1,455,447	[d]	1,455,447
Total Investments (cost $72,340,926)	102.0%		85,690,502
Liabilities, Less Cash and Receivables	(2.0%)		(1,655,668)
Net Assets	100.0%		84,034,834

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $2,858,542 and the value of the collateral held by the fund was $2,947,859, consisting of cash collateral of $1,455,447 and U.S. Government & Agency securities valued at $1,492,412.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

12

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.4
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Food, Beverage & Tobacco	8.1
Diversified Financials	7.1
Capital Goods	6.8
Technology Hardware & Equipment	6.6
Energy	6.4
Health Care Equipment & Services	5.5
Retailing	5.5
Banks	5.4
Media	5.1
Insurance	4.0
Materials	3.6
Semiconductors & Semiconductor Equipment	2.8
Money Market Investments	2.7
Telecommunication Services	2.7
Consumer Services	1.7
Consumer Durables & Apparel	1.5
Transportation	1.3
Automobiles & Components	.9
Household & Personal Products	.8
Real Estate	.6
Food & Staples Retailing	.5
Utilities	.5
102.0

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,858,542)—Note 1(b):
Unaffiliated issuers	70,076,131	83,425,707
Affiliated issuers	2,264,795	2,264,795
Cash		456
Receivable for investment securities sold		1,232,186
Dividends and securities lending income receivable		132,862
Prepaid expenses		2,021
		87,058,027
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		69,361
Liability for securities on loan—Note 1(b)		1,455,447
Payable for investment securities purchased		1,300,567
Payable for shares of Beneficial Interest redeemed		147,541
Accrued expenses		50,277
		3,023,193
Net Assets ($)		84,034,834
Composition of Net Assets ($):
Paid-in capital		61,752,441
Accumulated undistributed investment income—net		37,104
Accumulated net realized gain (loss) on investments		8,895,713
Accumulated net unrealized appreciation (depreciation) on investments		13,349,576
Net Assets ($)		84,034,834

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	78,295,778	5,739,056
Shares Outstanding	2,611,718	191,233
Net Asset Value Per Share ($)	29.98	30.01

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $794 foreign taxes withheld at source):
Unaffiliated issuers	1,534,653
Affiliated issuers	563
Income from securities lending—Note 1(b)	10,177
Total Income	1,545,393
Expenses:
Investment advisory fee—Note 3(a)	671,432
Professional fees	54,716
Custodian fees—Note 3(b)	17,904
Prospectus and shareholders’ reports	17,442
Distribution fees—Note 3(b)	16,439
Trustees’ fees and expenses—Note 3(c)	6,362
Loan commitment fees—Note 2	1,049
Shareholder servicing costs—Note 3(b)	884
Miscellaneous	20,365
Total Expenses	806,593
Less—reduction in fees due to earnings credits—Note 3(b)	(2)
Net Expenses	806,591
Investment Income—Net	738,802
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,061,891
Net unrealized appreciation (depreciation) on investments	(8,285,651)
Net Realized and Unrealized Gain (Loss) on Investments	776,240
Net Increase in Net Assets Resulting from Operations	1,515,042

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	738,802	696,079
Net realized gain (loss) on investments	9,061,891	9,409,709
Net unrealized appreciation (depreciation) on investments	(8,285,651)	(1,303,965)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,515,042	8,801,823
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(702,088)	(658,649)
Service Shares	(37,501)	(38,245)
Net realized gain on investments:
Initial Shares	(7,596,149)	-
Service Shares	(629,912)	-
Total Dividends	(8,965,650)	(696,894)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,873,886	5,712,344
Service Shares	140,487	507,846
Dividends reinvested:
Initial Shares	8,298,237	658,649
Service Shares	667,413	38,245
Cost of shares redeemed:
Initial Shares	(12,516,472)	(12,784,397)
Service Shares	(1,674,266)	(2,071,360)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,210,715)	(7,938,673)
Total Increase (Decrease) in Net Assets	(8,661,323)	166,256
Net Assets ($):
Beginning of Period	92,696,157	92,529,901
End of Period	84,034,834	92,696,157
Undistributed investment income—net	37,104	38,670
Capital Share Transactions (Shares):
Initial Shares
Shares sold	125,463	188,310
Shares issued for dividends reinvested	273,683	20,879
Shares redeemed	(404,762)	(415,673)
Net Increase (Decrease) in Shares Outstanding	(5,616)	(206,484)
Service Shares
Shares sold	4,531	16,350
Shares issued for dividends reinvested	21,982	1,211
Shares redeemed	(54,265)	(67,438)
Net Increase (Decrease) in Shares Outstanding	(27,752)	(49,877)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.68	29.92	22.07	18.96	19.76
Investment Operations:
Investment income—net[a]	.26	.24	.23	.30	.25
Net realized and unrealized gain (loss) on investments	.28	2.77	7.86	3.12	(.80)
Total from Investment Operations	.54	3.01	8.09	3.42	(.55)
Distributions:
Dividends from investment income—net	(.27)	(.25)	(.24)	(.31)	(.25)
Dividends net realized gain on investments	(2.97)	–	–	–	–
Total Distributions	(3.24)	(.25)	(.24)	(.31)	(.25)
Net asset value, end of period	29.98	32.68	29.92	22.07	18.96
Total Return (%)	1.59	10.07	36.78	18.08	(2.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.89	.91	.89
Ratio of net expenses to average net assets	.88	.87	.89	.91	.89
Ratio of net investment income to average net assets	.84	.78	.91	1.42	1.24
Portfolio Turnover Rate	62.03	51.99	50.46	48.39	83.28
Net Assets, end of period ($ x 1,000)	78,296	85,534	84,479	67,525	65,629

a  Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	32.71	29.94	22.09	18.98	19.77
Investment Operations:
Investment income—net[a]	.18	.16	.17	.25	.20
Net realized and unrealized gain (loss) on investments	.27	2.78	7.85	3.12	(.79)
Total from Investment Operations	.45	2.94	8.02	3.37	(.59)
Distributions:
Dividends from investment income—net	(.18)	(.17)	(.17)	(.26)	(.20)
Dividends net realized gain on investments	(2.97)	–	–	–	–
Total Distributions	(3.15)	(.17)	(.17)	(.26)	(.20)
Net asset value, end of period	30.01	32.71	29.94	22.09	18.98
Total Return (%)	1.32	9.83	36.43	17.77	(2.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.12	1.14	1.16	1.14
Ratio of net expenses to average net assets	1.13	1.12	1.14	1.16	1.14
Ratio of net investment income to average net assets	.59	.52	.65	1.17	.99
Portfolio Turnover Rate	62.03	51.99	50.46	48.39	83.28
Net Assets, end of period ($ x 1,000)	5,739	7,162	8,051	7,358	7,222

a  Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

19

NOTES TO FINANCIAL STATEMENTS (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

20

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	82,317,851	–	–	82,317,851
Equity Securities—Foreign Common Stocks†	1,107,856	–	–	1,107,856
Mutual Funds	2,264,795	–	–	2,264,795

†  See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $2,308 from lending portfolio securities, pursuant to the securities lending agreement.

22

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,189,496	17,561,201	17,941,349	809,348	1.0
Dreyfus Institutional Cash Advantage Fund	871,655	12,338,812	11,755,020	1,455,447	1.7
Total	2,061,151	29,900,013	29,696,369	2,264,795	2.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $79,130, undistributed capital gains $9,332,505 and unrealized appreciation $12,870,758.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $826,652 and $696,894, and long-term capital gains $8,138,998 and $0, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $779 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The

24

fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $16,439 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $715 for transfer agency services and $50 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $17,904 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $54,343, Distribution Plan fees $1,249, custodian fees $10,996, Chief Compliance Officer fees $2,647 and transfer agency fees $126.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2015, amounted to $54,899,588 and $63,638,404, respectively.

25

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the cost of investments for federal income tax purposes was $72,819,744; accordingly, accumulated net unrealized appreciation on investments was $12,870,758, consisting of $16,707,749 gross unrealized appreciation and $3,836,991 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Growth and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $.0314 per share as a short-term capital gain distribution and $2.9354 per share as a long-term capital gain distribution paid on March 31, 2015.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

31

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Variable Investment Fund, Growth and Income Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0108AR1215

Dreyfus Variable Investment Fund, International Equity Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, International Equity Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Paul Markham and Jeff Munroe, Primary Portfolio Managers, Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, International Equity Portfolio’s Initial shares produced a total return of 1.38%, and its Service shares produced a total return of 1.17%.1 This compares with a –0.81% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”), for the same period.2

International equities proved volatile during 2015 amid global economic worries. Strong security selections in the consumer discretionary and materials sectors helped the fund outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to achieve long-term capital growth by investing primarily in stocks of foreign companies.

The process of seeking investment ideas takes place within the framework of Newton’s global investment themes. These themes are based on observable economic, industrial, or social trends that we believe will affect markets, industries, or companies globally, and so help to identify areas of investment opportunity and risk. Such themes currently include debt burden, which asserts that certain economies and institutions need to reduce their budget deficits and debt obligations, which jeopardizes their economic prospects (and provides the rationale for the portfolio’s underweighted exposure to the financial sector). Elsewhere, our net effects theme identifies the investment opportunities and challenges inherent in an interconnected world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation, and interest rates; investment themes; the relative values of equities, bonds, and cash; company fundamentals; and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock reaches what we determine to be a full valuation.

Flat Market Returns Masked Heightened Volatility

Despite falling commodity prices and disappointing economic data, global equities were buoyed over the opening months of 2015 by a fresh wave of monetary easing in Europe and China. However, investor sentiment deteriorated later in the spring, when rebounding energy prices and stronger-than-expected U.S. economic growth sent bond yields higher and stock prices lower. Global equity markets came under particular pressure in June during contentious negotiations surrounding the Greek debt crisis.

Market turbulence continued during the third quarter, with riskier assets declining sharply after China devalued its currency in August. Uncertainty regarding U.S. monetary policy also

3

DISCUSSION OF FUND PERFORMANCE (continued)

undermined investor sentiment. Despite a mild recovery in October, international stocks remained volatile through year-end when the Chinese economy continued to disappoint. Investors’ reactions in mid-December to a U.S. rate hike, the first in nearly a decade, proved muted, and the MSCI EAFE Index ended 2015 roughly unchanged.

Security Selections Enhanced Fund Returns

Our stock selection strategy during 2015 proved especially effective in the consumer discretionary sector, where Chinese furniture manufacturer Man Wah Holdings maintained steady sales growth, and Italian tire manufacturer Pirelli received a takeover offer. U.K. online takeaway restaurant aggregator JUST EAT also fared well.

Underweighted exposure to the materials sector further bolstered relative results, as did a position in U.K.-based building materials company CRH and lack of exposure to BHP Billiton and Glencore Xstrata. Japan Tobacco and pharmacy operator Sugi Holdings produced above-average results in the consumer staples sector. Underweighted exposure to struggling energy companies also benefited fund results. Among individual stocks, German semiconductor manufacturer Infineon ranked as the fund’s top performer for 2015 on the strength of a rising dividend and better-than-expected earnings and margins. Regionally, the fund benefited from successful stock selections in the Eurozone and from underweighted exposure to the Asia Pacific ex-Japan area.

In contrast, holdings in the telecommunications services, financials, health care, and utilities sectors dampened relative performance, as did shortfalls in Japan, Hong Kong, and Switzerland. Individual laggards for 2015 included electronics manufacturer Tokyo Electron, U.K. energy supplier Centrica, Japanese mobile communications provider SoftBank, and German bank Commerzbank.

At times, we employed forward contracts to hedge the fund’s currency exposures.

Finding Opportunities despite Headwinds

In light of the risks inherent in the accommodative policies of the world’s central banks, we expect market volatility to persist and careful selectivity to be a critical determinant of future investment success. Therefore, we have continued to focus on our rigorous stock selection process, seeking attractively valued companies with solid fundamentals and the backing of our global investment themes. We have identified a number of such companies in the consumer discretionary, materials, and consumer staples sectors, but relatively few in the telecommunications services, financials, and utilities sectors. We also have identified opportunities among businesses that either provide or benefit from technology products and services, as well as certain media businesses using a subscription-based business model.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance

4

company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Equity Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	1.38%	4.07%	3.45%
Service shares	1.17%	3.81%	3.20%
Morgan Stanley Capital International Europe, Australasia, Far East Index	-0.81%	3.60%	3.03%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Equity Portfolio on 12/31/05 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.61	$ 6.84
Ending value (after expenses)	$ 951.90	$ 951.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.80	$ 7.07
Ending value (after expenses)	$ 1,019.46	$ 1,018.20

†  Expenses are equal to the fund’s annualized expense ratio of 1.14% for Initial shares and 1.39% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 99.2%	Shares		Value ($)
Australia - .8%
Dexus Property Group	55,435		300,595
Belgium - 2.2%
Anheuser-Busch InBev	6,673		824,287
Brazil - .1%
International Meal Company Alimentacao, Cl. A	21,111	[a]	21,581
China - 2.4%
Baidu, ADR	1,872	[a]	353,883
China Biologic Products	3,762	[a]	535,935
			889,818
France - 4.0%
Air Liquide	3,890		436,903
Sanofi	6,683		570,235
Vivendi	24,179		520,657
			1,527,795
Georgia - .5%
TBC Bank, GDR	20,655		208,615
Germany - 12.6%
Bayer	4,813		603,848
Brenntag	11,771		614,359
Commerzbank	34,122	[a]	353,284
Hella KGaA Hueck & Co	9,063		375,623
Infineon Technologies	54,031		790,684
LEG Immobilien	13,083	[a]	1,073,815
SAP	5,843		465,405
Telefonica Deutschland Holding	92,763		495,235
			4,772,253
Hong Kong - 3.4%
AIA Group	118,800		707,758
Man Wah Holdings	500,800		586,294
			1,294,052
India - 1.1%
HDFC Bank, ADR	6,941		427,566
Ireland - 1.9%
CRH	25,080		727,977
Italy - 1.6%
Atlantia	22,491		595,707

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Japan - 28.0%
Don Quijote Holdings	25,900		909,938
FANUC	2,700		465,456
Japan Airlines	18,936		678,126
Japan Tobacco	25,800		947,302
LIXIL Group	12,300		272,985
M3	14,600		302,593
NGK Spark Plug	18,000		474,168
Nomura Holdings	107,100		595,229
Recruit Holdings	15,735		462,677
Sawai Pharmaceutical	5,000		342,324
Skylark	47,600		614,510
SoftBank Group	13,900		700,481
Stanley Electric	15,900		350,222
Sugi Holdings	14,900		824,132
Suntory Beverage & Food	14,900		653,290
TechnoPro Holdings	14,700		427,588
TOPCON	28,600		483,981
Toyota Motor	17,000		1,043,461
			10,548,463
Mexico - .9%
Grupo Financiero Santander Mexico, Cl. B, ADR	37,328		323,634
Netherlands - 5.4%
Intertrust	16,478	[b]	360,971
RELX	37,753		634,854
Wolters Kluwer	31,188		1,044,982
			2,040,807
Norway - .8%
DNB	24,605		302,810
Philippines - .3%
Energy Development	870,500		114,247
Portugal - .9%
Galp Energia	28,108		325,827
Switzerland - 10.2%
Actelion	2,695	[a]	370,828
Credit Suisse Group	38,693	[a]	836,285
Nestle	12,561		931,067
Novartis	10,530		900,069
Roche Holding	2,963		816,568
			3,854,817

10

Common Stocks - 99.2% (continued)	Shares		Value ($)
United Kingdom - 22.1%
Associated British Foods	13,529		665,944
Barclays	261,214		845,471
British American Tobacco	10,697		594,105
Centrica	172,309		553,463
Diageo	18,447		503,062
Dixons Carphone	59,309		435,883
GlaxoSmithKline	18,609		375,867
JUST EAT	82,000	[a]	596,419
Merlin Entertainments	58,302	[b]	390,709
Next	4,126		442,306
Prudential	35,352		791,462
Royal Dutch Shell, Cl. B	27,583		629,842
Vodafone Group	288,362		932,719
Wolseley	10,431		567,021
			8,324,273
Total Common Stocks (cost $34,758,096)			37,425,124
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $360,220)	360,220	[c]	360,220
Total Investments (cost $35,118,316)	100.2%		37,785,344
Liabilities, Less Cash and Receivables	(.2%)		(66,686)
Net Assets	100.0%		37,718,658

ADR—American Depository Receipt

GDR—Global Depository Receipt

aNon-income producing security.
bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities were valued at $751,680 or 2.0% of net assets.
cInvestment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	20.1
Consumer Services	19.7
Financial	18.9
Health Care	11.6
Industrial	9.2
Telecommunication	5.6
Technology	5.4
Basic Materials	4.4
Oil & Gas	2.5
Utilities	1.8
Money Market Investment	1.0
100.2

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	34,758,096	37,425,124
Affiliated issuers	360,220	360,220
Cash		509
Cash denominated in foreign currency	1,595	1,443
Dividends receivable		136,218
Prepaid expenses		5,447
		37,928,961
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		58,133
Payable for shares of Beneficial Interest redeemed		53,615
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		29,830
Accrued expenses		68,725
		210,303
Net Assets ($)		37,718,658
Composition of Net Assets ($):
Paid-in capital		44,261,592
Accumulated undistributed investment income—net		325,455
Accumulated net realized gain (loss) on investments		(9,498,085)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		2,629,696
Net Assets ($)		37,718,658

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	28,329,844	9,388,814
Shares Outstanding	1,573,454	522,427
Net Asset Value Per Share ($)	18.00	17.97

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $82,165 foreign taxes withheld at source):
Unaffiliated issuers	914,060
Affiliated issuers	473
Total Income	914,533
Expenses:
Investment advisory fee—Note 3(a)	301,101
Professional fees	66,089
Custodian fees—Note 3(b)	43,087
Distribution fees—Note 3(b)	25,696
Prospectus and shareholders’ reports	21,487
Trustees’ fees and expenses—Note 3(c)	3,243
Loan commitment fees—Note 2	450
Shareholder servicing costs—Note 3(b)	327
Miscellaneous	23,347
Total Expenses	484,827
Less—reduction in fees due to earnings credits—Note 3(b)	(1)
Net Expenses	484,826
Investment Income—Net	429,707
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	319,686
Net realized gain (loss) on forward foreign currency exchange contracts	213,389
Net Realized Gain (Loss)	533,075
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,144)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(307,735)
Net Unrealized Appreciation (Depreciation)	(331,879)
Net Realized and Unrealized Gain (Loss) on Investments	201,196
Net Increase in Net Assets Resulting from Operations	630,903

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	429,707	1,007,018
Net realized gain (loss) on investments	533,075	2,957,460
Net unrealized appreciation (depreciation) on investments	(331,879)	(5,070,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	630,903	(1,106,079)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(998,035)	(706,951)
Service Shares	(321,999)	(224,609)
Total Dividends	(1,320,034)	(931,560)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,833,109	2,642,372
Service Shares	1,187,906	871,107
Dividends reinvested:
Initial Shares	998,035	706,951
Service Shares	321,999	224,609
Cost of shares redeemed:
Initial Shares	(4,723,623)	(4,294,625)
Service Shares	(1,962,420)	(2,130,320)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,344,994)	(1,979,906)
Total Increase (Decrease) in Net Assets	(2,034,125)	(4,017,545)
Net Assets ($):
Beginning of Period	39,752,783	43,770,328
End of Period	37,718,658	39,752,783
Undistributed investment income—net	325,455	1,039,388

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Initial Shares
Shares sold	152,902	139,933
Shares issued for dividends reinvested	53,171	37,704
Shares redeemed	(252,931)	(227,128)
Net Increase (Decrease) in Shares Outstanding	(46,858)	(49,491)
Service Shares
Shares sold	63,104	46,350
Shares issued for dividends reinvested	17,155	11,979
Shares redeemed	(105,063)	(112,745)
Net Increase (Decrease) in Shares Outstanding	(24,804)	(54,416)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.35	19.28	16.86	13.75	16.44
Investment Operations:
Investment income—net[a]	.21	.46	.27	.28	.21
Net realized and unrealized gain (loss) on investments	.07	(.96)	2.66	2.90	(2.57)
Total from Investment Operations	.28	(.50)	2.93	3.18	(2.36)
Distributions:
Dividends from investment income-net	(.63)	(.43)	(.51)	(.07)	(.33)
Net asset value, end of period	18.00	18.35	19.28	16.86	13.75
Total Return (%)	1.38	(2.65)	17.74	23.15	(14.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.08	1.11	1.06	1.10
Ratio of net expenses to average net assets	1.14	1.08	1.11	1.06	1.10
Ratio of net investment income to average net assets	1.13	2.44	1.49	1.88	1.35
Portfolio Turnover Rate	32.28	44.96	48.07	45.03	56.20
Net Assets, end of period ($ x 1,000)	28,330	29,731	32,192	28,058	33,297

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.31	19.24	16.83	13.72	16.41
Investment Operations:
Investment income—net[a]	.17	.42	.23	.23	.17
Net realized and unrealized gain (loss) on investments	.07	(.97)	2.65	2.90	(2.57)
Total from Investment Operations	.24	(.55)	2.88	3.13	(2.40)
Distributions:
Dividends from investment income-net	(.58)	(.38)	(.47)	(.02)	(.29)
Net asset value, end of period	17.97	18.31	19.24	16.83	13.72
Total Return (%)	1.17	(2.90)	17.43	22.83	(14.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.33	1.36	1.31	1.35
Ratio of net expenses to average net assets	1.39	1.33	1.36	1.31	1.35
Ratio of net investment income to average net assets	.90	2.22	1.24	1.53	1.09
Portfolio Turnover Rate	32.28	44.96	48.07	45.03	56.20
Net Assets, end of period ($ x 1,000)	9,389	10,022	11,578	9,749	9,439

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Equity Portfolio (the “fund”) is a separate non-diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

20

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

21

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	1,849,634	35,575,490††	-	37,425,124
Mutual Funds	360,220	-	-	360,220
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(29,830)	-	(29,830)

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized (depreciation) at period end.

At December 31, 2014, $38,567,759 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

22

in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	332,000	11,156,768	11,128,548	360,220	1.0

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $295,625, accumulated capital losses $9,474,709 and unrealized appreciation $2,636,150.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2015. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $1,320,034 and $931,560, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency exchange gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $176,394 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

24

of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following rates:

Average Net Assets

0 up to $100 million ....................................... .35%

$100 million up to $1 billion .......................... .30%

$1 billion up to $1.5 billion ............................ .26%

In excess of $1.5 billion .................................. .20%

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $25,696 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and

25

NOTES TO FINANCIAL STATEMENTS (continued)

redemptions. During the period ended December 31, 2015, the fund was charged $296 for transfer agency services and $21 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $43,087 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $24,164, Distribution Plan fees $2,008, custodian fees $29,207, Chief Compliance Officer fees $2,647 and transfer agency fees $107.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2015, amounted to $12,733,850 and $14,639,789, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

26

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized (Depreciation)($)
Sales:
UBS
Japanese Yen,
Expiring
3/16/2016	175,306,000	1,431,490	1,461,320	(29,830)
Gross Unrealized Depreciation				(29,830)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

27

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(29,830)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(29,830)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(29,830)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2015:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
UBS	(29,830)		-	-	(29,830)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Forward contracts	1,909,400

At December 31, 2015, the cost of investments for federal income tax purposes was $35,141,692; accordingly, accumulated net unrealized appreciation on investments was $2,643,652, consisting of $6,004,510 gross unrealized appreciation and $3,360,858 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2015:

- the total amount of taxes paid to foreign countries was $82,165.

- the total amount of income sourced from foreign countries was $997,805.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.

30

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Variable Investment Fund, International Equity Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Capital Management Limited
160 Queen Victoria Street
London, EC4V 4LA
England

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0109AR1215

Dreyfus Variable Investment Fund, International Value Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, International Value Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, International Value Portfolio’s Initial shares produced a total return of –2.72%, and its Service shares produced a total return of –2.98%.1 This compares with a –0.81% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”), for the same period.2

International equities generally declined during 2015 under pressure from falling commodity prices and slowing growth in China. The fund lagged its benchmark, mainly due to disappointing returns from a few holdings based in the United Kingdom, France, and Germany.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests in stocks of foreign companies that we consider to be value companies. The fund may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven. When selecting stocks, we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends. We focus on how a stock is valued relative to its intrinsic worth based on traditional value measures, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

Chinese Slowdown Trumped Central Bank Easing

Plummeting global commodity prices and sluggish U.S. economic activity represented significant global economic headwinds in early 2015, but massive quantitative easing programs in Europe and Japan nonetheless provided a supportive backdrop for international equities. Lower interest rates in major overseas markets provided inexpensive capital for business operations and expansion, and declining currency values against the U.S. dollar created a more favorable environment for foreign companies competing with U.S. businesses. Consequently, international equities climbed during the spring and early summer, with strong performance from Japan and the better positioned European markets.

Although many Asian and European countries continued to report encouraging economic developments through the end of the reporting period, stocks stumbled over the second half of the year. In late-June, contentious negotiations surrounding the Greek debt crisis injected renewed uncertainty into the market. Later in the summer, stocks plunged more severely when the Chinese central bank unexpectedly devaluated the country’s currency, exacerbating fears about slowing economic growth in the emerging markets. Despite a mild recovery in October, stock prices remained volatile through year-end, and the MSCI EAFE Index produced a negative total return for 2015 overall.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Hampered Fund Returns

Disappointing results in several individual holdings caused the fund to lag its benchmark. In the United Kingdom, general merchandise retailer Home Retail Group was hurt by a more competitive pricing environment and the prospect of rising labor costs, while global bank Standard Chartered was undermined by its exposure to the emerging markets. In France, food retailer Casino Guichard Perrachon suffered from exposure to a struggling Brazilian economy, while electric power provider Electricite de France declined under pressure from a government-orchestrated merger with the country’s struggling nuclear power company. In Germany, allegations of emissions equipment fraud proved damaging to automaker Volkswagen, Deutsche Bank was forced to raise capital unexpectedly, and electric utility E.ON faced a difficult pricing environment and weak demand.

In contrast, stock selections in Italy performed relatively strongly. Oil refinery Saras benefited from lower input costs and rising domestic demand for gasoline, aerospace manufacturer Finmeccanica achieved significant milestones in a major corporate restructuring, and investment management firm ANIMA Holdings saw significant asset inflows from its Italian investor base. In Japan, East Japan Railway and electronics retailer Yamada Denki advanced in response to improvements in the underlying Japanese economy, while telecommunications provider Nitto Denko saw better trends in its wireless business, allowing the company to increase dividends and buy back shares. Finally, the fund’s relative results were bolstered by its underweighted exposure to Australian stocks, particularly in the hard-hit materials sector.

Developed Markets Face Improving Prospects

While slowing Chinese growth and rising short-term interest rates in the United States have continued to overhang global equity markets, we believe that several factors portend well for improved macroeconomic conditions in the coming year. These include a continued U.S. economic recovery, the stimulative effects of aggressively accommodative monetary policies in Europe and Japan, and the favorable impact of low oil prices on consumer spending. In light of these expectations, we recently have increased the fund’s exposure to consumer-related market sectors, while trimming positions in the energy and financials sectors. On a country basis, as of the end of the reporting period, the fund has mildly increased its exposure to France, Germany, the United Kingdom, and Japan, while remaining significantly underweighted in Australia.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging markets countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, International Value Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

4

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Return figures for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through February 29, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: LIPPER INC. -- Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 12/31/15

	1 Year	5 Years	10 Years
Initial shares	-2.72%	-0.07%	0.88%
Service shares	-2.98%	-0.34%	0.63%
Morgan Stanley Capital International Europe, Australasia, Far East Index	-0.81%	3.60%	3.03%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, International Value Portfolio on 12/31/05 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date.

6

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. The performance figures for each share class reflect certain expense reimbursements, without which the performance of each share class would have been lower. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.84	$ 5.04
Ending value (after expenses)	$ 905.30	$ 903.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.08	$5.35
Ending value (after expenses)	$1,021.17	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of .80% for Initial shares and 1.05% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 99.1%	Shares		Value ($)
Australia - 3.8%
ASX	6,392		196,106
Commonwealth Bank of Australia	6,664		411,707
LendLease Group	46,103		475,540
Woodside Petroleum	21,269		446,080
			1,529,433
Belgium - 1.2%
Anheuser-Busch InBev	3,861		476,933
Brazil - 1.0%
Aperam	10,812	[a]	382,896
France - 11.8%
Airbus Group	5,473		367,478
Atos	3,857		323,948
AXA	22,354		611,131
Cap Gemini	3,373		312,099
Carrefour	15,834		455,964
Cie Generale des Etablissements Michelin	4,151		394,130
Eiffage	3,203		206,562
Safran	1,952		133,686
Sanofi	9,128		778,858
Societe Generale	10,407		480,051
Thales	5,778		432,958
Total	5,777		257,285
			4,754,150
Germany - 7.5%
Commerzbank	69,147	[a]	715,918
Continental	2,366		574,268
Deutsche Post	10,553		297,191
Evonik Industries	8,651		287,078
Infineon Technologies	33,940		496,674
ProSiebenSat.1 Media	9,129		461,784
Wacker Chemie	2,514		210,306
			3,043,219
Hong Kong - 1.9%
AIA Group	125,600		748,269
Ireland - 1.6%
Bank of Ireland	816,469	[a]	299,237

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
Ireland - 1.6% (continued)
Smurfit Kappa Group	14,127		360,539
			659,776
Israel - 2.9%
Bezeq - The Israeli Telecommunication Corp.	110,740		243,708
Teva Pharmaceutical Industries, ADR	14,184		931,038
			1,174,746
Italy - 3.4%
Assicurazioni Generali	10,885		199,022
Banco Popolare	15,341	[a]	210,365
Enel	93,312		390,305
Prysmian	9,000		196,866
Telecom Italia	281,824	[a]	355,218
			1,351,776
Japan - 23.7%
Aisin Seiki	15,200		653,536
Chubu Electric Power	28,000		382,995
East Japan Railway	2,690		252,812
Fujitsu	85,000		423,076
Hitachi Chemical	11,300		179,052
Japan Airlines	11,400		408,251
KDDI	24,800		641,997
Mitsubishi Electric	46,000		482,288
Mizuho Financial Group	193,600		386,471
Murata Manufacturing	1,900		272,701
Nintendo	2,900		399,219
Nippon Shokubai	3,300		229,320
Nitto Denko	3,800		277,190
Panasonic	62,600		635,321
Resona Holdings	75,800		367,923
Secom	3,800		257,144
Seven & I Holdings	17,800		811,598
Shionogi & Co.	7,500		339,065
Sony	24,800		607,560
Sumitomo Mitsui Financial Group	24,200		912,879
TDK	4,200		268,652
Tosoh	71,000		364,613
			9,553,663
Netherlands - 3.5%
Heineken	4,973		424,440

10

Common Stocks - 99.1% (continued)	Shares		Value ($)
Netherlands - 3.5% (continued)
NXP Semiconductors	4,432	[a]	373,396
RELX	36,869		619,989
			1,417,825
Portugal - 1.1%
Galp Energia	38,767		449,385
Singapore - 1.8%
ComfortDelGro	61,600		131,760
Oversea-Chinese Banking	71,700		443,140
Singapore Exchange	30,300		163,913
			738,813
Spain - 3.3%
ACS Actividades de Construccion y Servicios	12,765		371,893
Banco Bilbao Vizcaya Argentaria	105,461		769,087
Distribuidora Internacional de Alimentacion	34,241	[a]	201,169
			1,342,149
Sweden - 2.4%
Boliden	14,766		244,829
SKF, Cl. B	21,106		340,266
Svenska Cellulosa, Cl. B	13,534		393,040
			978,135
Switzerland - 7.1%
Actelion	2,263	[a]	311,385
Adecco	5,324	[a]	365,566
Credit Suisse Group	18,130	[a]	391,850
Julius Baer Group	8,512	[a]	408,097
Novartis	11,817		1,010,077
Swiss Life Holding	1,332	[a]	357,482
			2,844,457
United Kingdom - 20.4%
AstraZeneca	16,280		1,100,681
Aviva	57,860		437,196
BAE Systems	40,107		295,180
BG Group	30,437		441,379
HSBC Holdings	116,245		917,345
Imperial Tobacco Group	10,940		575,399
Marks & Spencer Group	64,337		427,544
National Grid	29,079		399,961
Petrofac	16,718		195,879
Prudential	25,316		566,776

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
United Kingdom - 20.4% (continued)
Sky	36,759		601,415
Unilever	26,709		1,143,627
Whitbread	4,743		306,515
Wolseley	5,243		285,005
WPP	24,255		558,298
			8,252,200
United States - .7%
iShares MSCI EAFE ETF	5,087		298,709
Total Common Stocks (cost $42,203,023)			39,996,534
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $405,616)	405,616	[b]	405,616
Total Investments (cost $42,608,639)	100.1%		40,402,150
Liabilities, Less Cash and Receivables	(.1%)		(22,782)
Net Assets	100.0%		40,379,368

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	25.9
Consumer Discretionary	14.5
Industrials	12.0
Consumer Staples	11.1
Health Care	11.1
Information Technology	7.1
Materials	6.3
Energy	4.4
Telecommunications	3.1
Utilities	2.9
Money Market Investment	1.0
Exchange-Traded Funds	.7
100.1

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	42,203,023	39,996,534
Affiliated issuers	405,616	405,616
Cash		6,577
Cash denominated in foreign currency	115,662	114,989
Receivable for investment securities sold		200,653
Dividends receivable		101,993
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		70
Prepaid expenses		21,124
		40,847,556
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		77,979
Payable for investment securities purchased		303,929
Payable for shares of Beneficial Interest redeemed		12,792
Interest payable—Note 2		276
Accrued expenses		73,212
		468,188
Net Assets ($)		40,379,368
Composition of Net Assets ($):
Paid-in capital		82,541,394
Accumulated undistributed investment income—net		583,719
Accumulated net realized gain (loss) on investments		(40,528,227)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(2,217,518)
Net Assets ($)		40,379,368

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	21,813,528	18,565,840
Shares Outstanding	2,173,382	1,849,057
Net Asset Value Per Share ($)	10.04	10.04

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $93,629 foreign taxes withheld at source):
Unaffiliated issuers	1,200,502
Affiliated issuers	513
Total Income	1,201,015
Expenses:
Investment advisory fee—Note 3(a)	470,745
Professional fees	63,747
Custodian fees—Note 3(b)	57,523
Distribution fees—Note 3(b)	55,559
Prospectus and shareholders’ reports	24,070
Trustees’ fees and expenses—Note 3(c)	8,730
Interest expense—Note 2	3,007
Shareholder servicing costs—Note 3(b)	1,098
Loan commitment fees—Note 2	162
Miscellaneous	22,489
Total Expenses	707,130
Less—reduction in expenses due to undertaking—Note 3(a)	(258,698)
Less—reduction in fees due to earnings credits—Note 3(b)	(2)
Net Expenses	448,430
Investment Income—Net	752,585
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(13,160,846)
Net realized gain (loss) on forward foreign currency exchange contracts	13,861
Net Realized Gain (Loss)	(13,146,985)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	10,966,286
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	95
Net Unrealized Appreciation (Depreciation)	10,966,381
Net Realized and Unrealized Gain (Loss) on Investments	(2,180,604)
Net (Decrease) in Net Assets Resulting from Operations	(1,428,019)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	752,585	1,034,678
Net realized gain (loss) on investments	(13,146,985)	4,092,850
Net unrealized appreciation (depreciation) on investments	10,966,381	(10,996,546)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,428,019)	(5,869,018)
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(521,657)	(668,683)
Service Shares	(474,160)	(357,164)
Total Dividends	(995,817)	(1,025,847)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,944,424	4,647,859
Service Shares	5,345,559	6,597,103
Dividends reinvested:
Initial Shares	521,657	668,683
Service Shares	474,160	357,164
Cost of shares redeemed:
Initial Shares	(19,180,860)	(10,629,784)
Service Shares	(9,486,739)	(13,085,279)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(13,381,799)	(11,444,254)
Total Increase (Decrease) in Net Assets	(15,805,635)	(18,339,119)
Net Assets ($):
Beginning of Period	56,185,003	74,524,122
End of Period	40,379,368	56,185,003
Undistributed investment income—net	583,719	993,752
Capital Share Transactions (Shares):
Initial Shares
Shares sold	809,358	401,204
Shares issued for dividends reinvested	48,079	57,104
Shares redeemed	(1,825,588)	(905,183)
Net Increase (Decrease) in Shares Outstanding	(968,151)	(446,875)
Service Shares
Shares sold	481,305	563,237
Shares issued for dividends reinvested	43,621	30,449
Shares redeemed	(859,407)	(1,126,902)
Net Increase (Decrease) in Shares Outstanding	(334,481)	(533,216)

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.55	11.82	9.82	8.96	11.21
Investment Operations:
Investment income—net[a]	.18	.19	.18	.20	.24
Net realized and unrealized gain (loss) on investments	(.45)	(1.27)	2.04	.93	(2.26)
Total from Investment Operations	(.27)	(1.08)	2.22	1.13	(2.02)
Distributions:
Dividends from investment income—net	(.24)	(.19)	(.22)	(.27)	(.23)
Net asset value, end of period	10.04	10.55	11.82	9.82	8.96
Total Return (%)	(2.72)	(9.32)	22.99	12.67	(18.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38	1.29	1.25	1.28	1.25
Ratio of net expenses to average net assets	.83	.99	.95	1.19	1.25
Ratio of net investment income to average net assets	1.66	1.68	1.71	2.19	2.24
Portfolio Turnover Rate	147.24	45.43	57.30	45.97	46.71
Net Assets, end of period ($ x 1,000)	21,814	33,147	42,421	35,568	40,549

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.55	11.82	9.82	8.95	11.21
Investment Operations:
Investment income—net[a]	.17	.16	.16	.16	.22
Net realized and unrealized gain (loss) on investments	(.47)	(1.28)	2.03	.95	(2.28)
Total from Investment Operations	(.30)	(1.12)	2.19	1.11	(2.06)
Distributions:
Dividends from investment income—net	(.21)	(.15)	(.19)	(.24)	(.20)
Net asset value, end of period	10.04	10.55	11.82	9.82	8.95
Total Return (%)	(2.98)	(9.57)	22.69	12.42	(18.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	1.54	1.50	1.53	1.50
Ratio of net expenses to average net assets	1.08	1.24	1.20	1.43	1.50
Ratio of net investment income to average net assets	1.53	1.40	1.47	1.77	2.03
Portfolio Turnover Rate	147.24	45.43	57.30	45.97	46.71
Net Assets, end of period ($ x 1,000)	18,566	23,038	32,104	33,660	32,809

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

International Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

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(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	1,304,434	38,393,391††	-	39,697,825
Exchange-Traded Funds	298,709	-	-	298,709
Mutual Funds	405,616	-	-	405,616
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	70	-	70

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
††† Amount shown represents unrealized appreciation at period end.

At December 31, 2014, $53,349,445 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

21

NOTES TO FINANCIAL STATEMENTS (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	487,000	22,343,342	22,424,726	405,616	1.0

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

22

tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $664,656, accumulated capital losses $40,390,850 and unrealized depreciation $2,435,832.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2015. If not applied, $2,290,912 of the carryover expires in fiscal year 2016 and $21,640,693 expires in fiscal year 2017. The fund has $898,999 of post-enactment short-term capital losses and $15,560,246 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $995,817 and $1,025,847, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $166,801 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million

23

NOTES TO FINANCIAL STATEMENTS (continued)

unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $271,200 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from January 1, 2015 through February 29, 2016, to waive receipt of a portion of the fund’s investment advisory fee in the amount of .30% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from March 20, 2015 through February 29, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .79% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $258,698 during the period ended December 31, 2015.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $55,559 pursuant to the Distribution Plan.

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The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $1,033 for transfer agency services and $46 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $57,523 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $34,537, Distribution Plan fees $3,979, custodian fees $62,409, Chief Compliance Officer fees $2,647 and transfer agency fees $735, which are offset against an expense reimbursement currently in effect in the amount of $26,328.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2015, amounted to $67,849,877 and $81,053,718, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

25

NOTES TO FINANCIAL STATEMENTS (continued)

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2015:

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Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Sales:
Deutsche Bank
Euro,
Expiring
1/4/2016	16,281	17,722	17,694	28
Northern Trust Bank
Swedish Krona,
Expiring
1/4/2016	108,983	12,952	12,910	42
Gross Unrealized Appreciation				70

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	70	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	70	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	70	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2015:

27

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Deutsche Bank	28		-	-	28
Northern Trust Bank	42		-	-	42
Total	70		-	-	70

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Forward contracts	275,611

At December 31, 2015, the cost of investments for federal income tax purposes was $42,826,953; accordingly, accumulated net unrealized depreciation on investments was $2,424,803, consisting of $1,007,084 gross unrealized appreciation and $3,431,887 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, International Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U. S. generally accepted accounting principles.

New York, New York
February 11, 2016

29

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended December 31, 2015:

- the total amount of taxes paid to foreign countries was $93,629.

- the total amount of income sourced from foreign countries was $1,281,323.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016.

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on September 18, 2015, the Board considered the renewal of the fund’s Investment Advisory Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended July 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Representatives of Dreyfus discussed with the Board factors affecting, and steps being taken to improve, the fund’s performance, and the Board noted the fund’s improved relative performance in the one-year period.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were slightly above the Expense Group median and below the Expense Universe median.

Dreyfus representatives noted that Dreyfus has agreed, until January 1, 2016, to waive a portion of the fund’s management fee in the amount of .30% and to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .79% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund (which was negative) and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The

32

Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver and expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board agreed to continue to closely monitor performance and determined to approve renewal of the Agreement only through March 30, 2016.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement through March 30, 2016.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

37

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Variable Investment Fund, International Value Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0152AR1215

Dreyfus Variable Investment Fund, Money Market Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, Money Market Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, Money Market Portfolio produced a yield of 0.00%. Taking into account the effects of compounding, the fund provided an effective yield of 0.00% for the same period.1

Although the Federal Reserve Board (the “Fed”) raised the federal funds rate by 25 basis points in mid-December 2015, it was unchanged during most of the reporting period, and money market yields remained low.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high-quality, dollar-denominated short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, domestic and foreign commercial paper, and other short-term corporate and bank obligations and dollar-denominated foreign bank obligations. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Uneven U.S. Economic Recovery Continued

After a sustained economic rebound during the fall of 2014, U.S. GDP moderated to a 0.6% annualized rate for the first quarter of 2015 due to severe winter weather and an appreciating U.S. dollar. Nonetheless, job creation generally remained robust, and the unemployment rate fell to 5.5% at the end of March 2015.

The recovery regained traction in the spring. The unemployment rate dipped to 5.4% in April, and 187,000 new jobs were created. In May, employers added 260,000 jobs and average hourly wages rose 0.3%, yet the unemployment rate ticked higher to 5.5%. Meanwhile, stabilizing currency exchange rates enabled the U.S. trade deficit to shrink significantly. Sentiment in the financial markets deteriorated in June during a debt crisis in Greece, but the U.S. economy continued to grow. 245,000 new jobs were added, the unemployment rate fell to 5.3%, and consumer spending rose. The U.S. economy grew at a 3.9% annualized rate over the second quarter.

July brought more good economic news when 223,000 jobs were added and the unemployment rate stayed steady. Average hourly wages and retail sales increased, and the manufacturing and service sectors continued to expand. In contrast, equity investors reacted nervously to economic weakness in China. While the unemployment rate fell to 5.1% in August, only 153,000 jobs were added. Stock and commodity prices fell sharply after China unexpectedly devalued its currency. On a brighter note, U.S. wages and personal incomes grew at a healthy pace.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Disappointing job creation continued in September with 145,000 new positions. Average hourly wages declined slightly, and the unemployment rate stayed at 5.1%. On the other hand, personal incomes and real personal consumption expenditures climbed. U.S. GDP growth decelerated to a 2.0% annualized rate during the third quarter, reflecting high business inventory levels and lower exports.

October brought generally good economic news with 307,000 new jobs and a 5.0% unemployment rate. Meanwhile, average annual wages also increased. Fuel prices fell, putting more money in consumers’ pockets, and retail sales moved mildly higher. Conversely, housing starts declined sharply, ending the month below year-ago levels. In November, the service sector continued to expand, but manufacturing activity contracted for the first time in three years due to weaker overseas demand. The U.S. labor market continued to gain strength with 252,000 new jobs and an unchanged unemployment rate.

Manufacturing activity continued to shrink as commodity prices fell in December, yet holiday retail sales proved robust, especially for online sellers. 292,000 new jobs were created and the unemployment rate stayed steady at 5.0% during the month. The Fed responded to the strengthening U.S. labor market by raising the federal funds rate by 25 basis points to between 0.25% and 0.50%. The move was widely expected by investors, and yields of money market instruments had already repriced slightly higher by the time of the Fed’s announcement.

Fed to Raise Rates Gradually

In its statement on December 16, 2015, the Fed said, “The Committee currently expects that, with gradual adjustments in the stance of monetary policy, economic activity will continue to expand at a moderate pace and labor market indicators will continue to strengthen.” This suggests to us that a limited number of modest increases are likely during 2016, depending on “realized and expected economic conditions.” Therefore, we have continued to set the fund’s weighted average maturity in a range we consider to be in line with industry averages, and we have maintained our longstanding focus on well-established issuers with sound quality and liquidity characteristics.

January 15, 2016

 An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate and asset-backed securities holdings, while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015

Expenses paid per $1,000†	$1.26
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015

Expenses paid per $1,000†	$1.28
Ending value (after expenses)	$1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

December 31, 2015

Negotiable Bank Certificates of Deposit - 24.2%	Principal Amount ($)		Value ($)
Credit Agricole (Yankee)
0.62%, 3/18/16	5,000,000		5,000,000
HSBC Bank USA (Yankee)
0.42%, 1/4/16	5,000,000	[a]	5,000,000
Mitsubishi UFJ Trust and Banking Corp. (Yankee)
0.70%, 3/28/16	5,000,000	[b]	5,000,000
Mizuho Bank Ltd/NY (Yankee)
0.41%, 2/26/16	5,000,000	[b]	5,000,000
Norinchukin Bank/NY (Yankee)
0.29%, 1/26/16	5,000,000		5,000,000
Sumitomo Mitsui Trust Bank (Yankee)
0.67%, 3/24/16	5,000,000	[b]	5,000,000
Wells Fargo Bank, NA
0.46%, 4/14/16	7,000,000		7,000,000
Total Negotiable Bank Certificates of Deposit (cost $37,000,000)			37,000,000
Commercial Paper - 20.3%

DBS Bank Ltd./Singapore
0.62%, 3/17/16	6,000,000	[b]	5,992,147
National Australia Bank
0.70%, 4/15/16	5,000,000	[b]	4,989,792
Rabobank Nederland/NY
0.41%, 3/14/16	5,000,000		4,995,843
Standard Chartered Bank
0.27%, 2/2/16	5,000,000	[b]	4,998,800
Sumitomo Mitsui Banking Corp.
0.42%, 2/23/16	5,000,000	[b]	4,996,908
Toyota Motor Credit Corp.
0.30%, 2/2/16	5,000,000		4,998,667
Total Commercial Paper (cost $30,972,157)			30,972,157
Asset-Backed Commercial Paper - 10.5%

Antalis S.A.
0.38%, 2/4/16	5,000,000	[b]	4,998,206
Cancara Asset Securitization
0.36%, 2/19/16	6,000,000	[b]	5,997,060
Liberty Street Funding LLC
0.63%, 3/18/16	5,000,000	[b]	4,993,262
Total Asset-Backed Commercial Paper (cost $15,988,528)			15,988,528
Time Deposits - 13.8%

Australia and New Zealand Banking Group Ltd. (Grand Cayman)
0.19%, 1/4/16	7,000,000		7,000,000

6

Time Deposits - 13.8% (continued)	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce (Grand Cayman)
0.15%, 1/4/16	7,000,000	7,000,000
Royal Bank of Canada (Toronto)
0.10%, 1/4/16	7,000,000	7,000,000
Total Time Deposits (cost $21,000,000)		21,000,000
U.S. Government Agency - 19.6%

Federal Home Loan Bank
0.16%, 1/13/16
(cost $29,998,400)	30,000,000	29,998,400
U.S. Treasury Notes - 7.9%

0.24% - 0.39%, 5/15/16 - 5/31/16
(cost $11,999,709)	12,000,000	11,999,709
Repurchase Agreements - 9.2%

ABN AMRO Bank N.V.
0.31%, dated 12/31/15, due 1/4/16 in the amount of $4,000,138 (fully collateralized by $4,041,092 U.S. Treasury Notes, 1.38%-2.63%, due 7/31/18-11/15/20, value $4,080,001)	4,000,000	4,000,000
Credit Agricole CIB
0.33%, dated 12/31/15, due 1/4/16 in the amount of $10,000,367 (fully collateralized by $3 U.S. Treasury Bills, due 1/7/16, value $3, $931,330 U.S. Treasury Bonds, 2.88%-9.25%, due 2/15/16-8/15/45, value $1,017,708, $6,301,401 U.S. Treasury Inflation Protected Securities, 0.13%-3.63%, due 1/15/17-2/15/45, value $7,202,012 and $1,990,212 U.S. Treasury Notes, 0.63%-2%, due 7/15/17-7/31/22, value $1,980,278)	10,000,000	10,000,000
Total Repurchase Agreements (cost $14,000,000)		14,000,000
Total Investments (cost $160,958,794)	105.5%	160,958,794
Liabilities, Less Cash and Receivables	(5.5%)	(8,382,406)
Net Assets	100.0%	152,576,388

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015 these securities amounted to $51,966,175 or 34.06% of net assets.

7

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †
Value (%)

Banking	55.0
U.S. Government and Agency	27.5
Repurchase Agreements	9.2
Asset-Backed/Multi-Seller Programs	3.9
Asset-Backed/Banking	3.3
Asset-Backed/Financial Services	3.3
Finance	3.3
105.5

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
	Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $14,000,000)—Note 1(b)	160,958,794	160,958,794
	Cash	728,763
	Interest receivable	22,304
	Prepaid expenses	644
		161,710,505
	Liabilities ($):
	Due to The Dreyfus Corporation and affiliates—Note 2(b)	71,730
	Payable for shares of Beneficial Interest redeemed	9,028,974
	Accrued expenses	33,413
		9,134,117
	Net Assets ($)	152,576,388
	Composition of Net Assets ($):
	Paid-in capital	152,572,162
	Accumulated net realized gain (loss) on investments	4,226
	Net Assets ($)	152,576,388
	Shares Outstanding
	(unlimited number of $.001 par value shares of Beneficial Interest authorized)	152,540,888
	Net Asset Value Per Share ($)	1.00

See notes to financial statements.

9

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Interest Income	327,214
Expenses:
Investment advisory fee—Note 2(a)	719,441
Professional fees	68,894
Custodian fees—Note 2(b)	60,946
Prospectus and shareholders’ reports	10,771
Trustees’ fees and expenses—Note 2(c)	10,238
Shareholder servicing costs—Note 2(b)	434
Miscellaneous	17,666
Total Expenses	888,390
Less—reduction in expenses due to undertaking—Note 2(a)	(559,225)
Less—reduction in fees due to earnings credits—Note 2(b)	(2,708)
Net Expenses	326,457
Investment Income—Net	757
Realized Gain (Loss) on Investments—Note 1(b) ($)	4,226
Net Increase in Net Assets Resulting from Operations	4,983

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	757	47
Net realized gain (loss) on investments	4,226	-
Net Increase (Decrease) in Net Assets Resulting from Operations	4,983	47
Dividends to Shareholders from ($):
Investment income—net	(757)	(258)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	429,045,242	240,527,823
Dividends reinvested	757	258
Cost of shares redeemed	(402,095,265)	(242,850,260)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	26,950,734	(2,322,179)
Total Increase (Decrease) in Net Assets	26,954,960	(2,322,390)
Net Assets ($):
Beginning of Period	125,621,428	127,943,818
End of Period	152,576,388	125,621,428

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.00[b]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.59	.60	.59	.60
Ratio of net expenses to average net assets	.23	.14	.14	.21	.17
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	152,576	125,621	127,944	148,305	221,362

a Amount represents less than $.001 per share.
b Amount represents less than .01%.

See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Money Market Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservaton of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

At a meeting held on September 18, 2015, the Company’s Board of Trustees (the “Board”) approved changing the fund’s investment strategy so that the fund will comply with the new definition of “government money market fund” established by the Securities and Exchange Commission subject to approval by the fund’s shareholders of the removal of a fundamental investment restriction that requires the fund, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks (the “Proposal”). At the meeting, the Board also approved, changing the fund’s name to “Government Money Market Portfolio,” subject to shareholder approval of the Proposal. Shareholders of the fund approved the Proposal at a meeting held on January 25, 2016. The changes are expected to be effective on or about May 1, 2016.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

13

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

14

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

Valuation Inputs	Short-Term Investments ($)†
Level 1 - Unadjusted Quoted Prices	—
Level 2 - Other Significant Observable Inputs	160,958,794
Level 3 - Significant Unobservable Inputs	–
Total	160,958,794

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint

15

NOTES TO FINANCIAL STATEMENTS (continued)

repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were all ordinary income.

At December 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2 - Investment Adivsory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken to waive receipt of the investment advisory fee and/or reimburse operating expenses in order to facilitate a daily yield at or above

16

a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $559,225 during the period ended December 31, 2015.

(b) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $354 for transfer agency services and $20 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $60,946 pursuant to the custody agreement. These fees were partially offset by earnings credits of $2,707.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $72,487, custodian fees $34,979, Chief Compliance Officer fees $2,647 and transfer agency fees $51, which are offset against an expense reimbursement currently in effect in the amount of $38,434.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

17

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 - Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern the operations of money market mutual funds. The degree to which a fund will be impacted by the amendments will depend upon the type of fund and the type of investors (retail or institutional). The amendments have staggered compliance dates, but funds must be in compliance with all amendments by October 14, 2016.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

19

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

20

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

21

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

22

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

23

NOTES

24

NOTES

25

For More Information

Dreyfus Variable Investment Fund, Money Market Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investment Division

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0117AR1215

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by David A. Daglio, Primary Portfolio Manager; James Boyd and Dale Dutile, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio’s Initial shares produced a total return of –2.28%, and its Service shares returned –2.52%.1 In comparison, the Russell 2000® Index, the fund’s benchmark, produced a total return of –4.41% for the same period.2

Small-cap stocks lost value in 2015 amid shifting economic sentiment. Underweighted exposure to the energy sector and favorable stock selections in the health care and materials sectors helped the fund outperform its benchmark.

The Fund’s Investment Approach

The fund seeks capital growth. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects, and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

Global Economic Concerns Sparked Market Turmoil

Small-cap stocks stumbled early in 2015 when global economic instability and plummeting commodity prices intensified. These worries appeared to fade in February, and stocks resumed their rally until investors responded negatively in early March to sluggish domestic economic growth caused by severe winter weather and a strengthening U.S. dollar.

The U.S. economy regained traction in the spring, and by late June the Russell 2000 Index had advanced to new record highs. However, a debt crisis in Greece and moderating growth in China subsequently sent stocks lower. In August, the market fell sharply after China’s central bank unexpectedly devalued the country’s currency, intensifying concerns that the emerging markets could be slowing more than anticipated.

U.S. economic growth decelerated during the third quarter. Stocks remained in negative territory as investors grew more risk-averse, but a strong rally in October and early November enabled the Russell 2000 Index to nearly erase previous losses. Stock prices remained volatile over the remainder of the year amid renewed worries that global instability might dampen domestic economic growth. The market rebounded briefly in December after the Federal Reserve Board ended months of uncertainty by raising short-term interest rates, but it was not enough to fully offset earlier declines.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selections Supported Relative Performance

The fund achieved especially strong relative results in the health care sector, where a number of small pharmaceutical developers created and commercialized new products. Women’s health care specialist TherapeuticsMD developed a new class of hormone replacement drugs, Revance Therapeutics produced a topical form of botulinum toxin, and anthrax vaccine maker Emergent BioSolutions reinvested its free cash flow in its business.

The fund fared well through minimal exposure to the hard-hit energy sector in 2015. The fund’s lone energy holding, Western Refining, gained value due to reduced raw materials costs and rising demand for gasoline. We sold the stock when it reached our estimate of intrinsic value, and the fund held no exposure to energy stocks over the remainder of the year. In the materials sector, lower oil prices helped reduce input costs for polymers maker Trinseo, and specialty chemicals company Chemtura saw improved financial results after streamlining its product lines and business divisions.

Our security selection strategies proved less effective in the consumer discretionary sector, as Apollo Education Group encountered disappointing enrollment volumes and identity theft protection provider Lifelock became subject to a regulatory investigation. We sold both stocks when they violated our investment theses. Among financial stocks, foreign exchange trader FXCM was hurt severely when Swiss officials unpegged the Swiss franc from the euro, and student loans provider SLM struggled with negative headlines.

Maintaining an Opportunistic Approach

The U.S. economic recovery has remained intact, and recently indiscriminate market declines may have produced attractive values among fundamentally sound companies. We are particularly optimistic about the prospect for small-cap earnings and revenue growth in light of today’s low fuel prices, rising interest rates, and increased technology spending. Therefore, while market volatility appears likely to persist, we have identified a number of opportunities that seem poised to benefit from these trends. The fund ended 2015 with overweighted exposure to the financials, information technology, and media industry groups, but we have maintained relatively light positions in the energy and consumer sectors.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² SOURCE: LIPPER INC. -– Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell 2000® Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio Initial shares and Service shares and the Russell 2000 Index

Average Annual Total Returns as of 12/31/15

	1 Year	5 Years	10 Years
Initial shares	-2.28%	8.91%	3.85%
Service shares	-2.52%	8.64%	3.59%
Russell 2000 Index	-4.41%	9.19%	6.80%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/05 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.04	$ 5.23
Ending value (after expenses)	$ 886.90	$ 885.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.33	$5.60
Ending value (after expenses)	$1,020.92	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2015

Common Stocks - 98.9%	Shares		Value ($)
Banks - 18.2%
Ameris Bancorp	76,040		2,584,600
BofI Holding	118,556	[a,b]	2,495,604
Columbia Banking System	94,383		3,068,391
EverBank Financial	147,878		2,363,090
FCB Financial Holdings, Cl. A	77,217	[b]	2,763,596
First Interstate BancSystem, Cl. A	59,890		1,741,002
Pinnacle Financial Partners	34,689		1,781,627
Simmons First National, Cl. A	21,210		1,089,346
South State	39,034		2,808,496
SVB Financial Group	52,292	[b]	6,217,519
Talmer Bancorp, Cl. A	210,937		3,820,069
			30,733,340
Capital Goods - 4.9%
Altra Industrial Motion	29,312		735,146
CLARCOR	17,858		887,185
Encore Wire	26,795		993,827
Simpson Manufacturing	90,331		3,084,804
Thermon Group Holdings	151,926	[b]	2,570,588
			8,271,550
Commercial & Professional Services - 9.2%
Herman Miller	59,044		1,694,563
HNI	29,932		1,079,348
Huron Consulting Group	13,166	[b]	782,060
Interface	183,061		3,503,788
Knoll	27,618		519,218
Korn/Ferry International	43,524		1,444,126
Steelcase, Cl. A	185,771		2,767,988
TrueBlue	141,404	[b]	3,642,567
			15,433,658
Consumer Durables & Apparel - 1.2%
WCI Communities	93,671	[b]	2,086,990
Consumer Services - 1.7%
Fogo De Chao	28,953	[a]	438,928
Houghton Mifflin Harcourt	72,267	[b]	1,573,975
Potbelly	79,733	[b]	933,673
			2,946,576

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Diversified Financials - 3.9%
FNFV Group	55,839	[b]	627,072
Raymond James Financial	53,547		3,104,120
SLM	433,143	[b]	2,824,092
			6,555,284
Exchange-Traded Funds - .6%
iShares Russell 2000 ETF	9,066	[a]	1,021,013
Health Care Equipment & Services - 1.6%
HeartWare International	55,271	[a,b]	2,785,658
Insurance - 2.0%
Primerica	71,402		3,372,316
Materials - 3.2%
New Gold	786,676	[b]	1,825,088
OMNOVA Solutions	233,158	[b]	1,429,259
Trinseo SA	18,697	[a,b]	527,255
Yamana Gold	834,345		1,551,882
			5,333,484
Media - 6.0%
Media General	96,318	[a,b]	1,555,536
Nexstar Broadcasting Group, Cl. A	76,540		4,492,898
Sinclair Broadcast Group, Cl. A	127,102		4,135,899
			10,184,333
Pharmaceuticals, Biotechnology & Life Sciences - 14.5%
Emergent BioSolutions	107,819	[b]	4,313,838
Flamel Technologies, ADR	215,476	[b]	2,630,962
Flexion Therapeutics	32,998	[b]	635,872
GW Pharmaceuticals, ADR	48,199	[b]	3,346,939
Revance Therapeutics	133,979	[a,b]	4,576,723
Sangamo BioSciences	102,845	[a,b]	938,975
TherapeuticsMD	772,830	[a,b]	8,014,247
			24,457,556
Real Estate - 2.2%
Realogy Holdings	99,257	[b]	3,639,754
Retailing - .6%
Vitamin Shoppe	28,735	[b]	939,635
Semiconductors & Semiconductor Equipment - 6.7%
Applied Micro Circuits	377,913	[b]	2,407,306
Mellanox Technologies	49,903	[b]	2,102,912
Microsemi	99,136	[b]	3,230,842

8

Common Stocks - 98.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 6.7% (continued)
Veeco Instruments	170,810	[b]	3,511,854
			11,252,914
Software & Services - 6.1%
CommVault Systems	52,026	[b]	2,047,223
CoreLogic	114,723	[b]	3,884,521
Infoblox	196,762	[b]	3,618,453
Tableau Software, Cl. A	7,103	[b]	669,245
			10,219,442
Technology Hardware & Equipment - 12.9%
Ciena	147,026	[b]	3,041,968
FEI	23,355		1,863,495
Jabil Circuit	23,042		536,648
Keysight Technologies	29,637	[b]	839,616
Lumentum Holdings	85,256	[b]	1,877,337
Methode Electronics	74,501		2,371,367
ScanSource	74,828	[b]	2,410,958
Sierra Wireless	91,258	[a,b]	1,436,401
Tech Data	10,777	[a,b]	715,377
Universal Display	87,843	[b]	4,782,173
Viavi Solutions	303,935	[b]	1,850,964
			21,726,304
Transportation - 3.4%
ArcBest	32,788		701,335
Diana Shipping	238,930	[b]	1,039,346
Knight Transportation	114,062		2,763,722
Scorpio Bulkers	14,257	[b]	141,001
Werner Enterprises	43,200		1,010,448
			5,655,852
Total Common Stocks (cost $154,537,641)			166,615,659
Other Investment - 1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $2,081,640)	2,081,640	[c]	2,081,640

9

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 7.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $12,095,923)	12,095,923	[c]	12,095,923
Total Investments (cost $168,715,204)	107.3%		180,793,222
Liabilities, Less Cash and Receivables	(7.3%)		(12,273,114)
Net Assets	100.0%		168,520,108

ADR—American Depository Receipt
ETF—Exchange-Traded Fund
aSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $12,780,620 and the value of the collateral held by the fund was $13,523,307 consisting of cash collateral of $12,095,923 and U.S. Government & Agency securities valued at $1,427,384.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	18.2
Pharmaceuticals, Biotechnology & Life Sciences	14.5
Technology Hardware & Equipment	12.9
Commercial & Professional Services	9.2
Money Market Investments	8.4
Semiconductors & Semiconductor Equipment	6.7
Software & Services	6.1
Media	6.0
Capital Goods	4.9
Diversified Financials	3.9
Transportation	3.4
Materials	3.2
Real Estate	2.2
Insurance	2.0
Consumer Services	1.7
Health Care Equipment & Services	1.6
Consumer Durables & Apparel	1.2
Exchange-Traded Funds	.6
Retailing	.6
107.3

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,780,620)—Note 1(b):
Unaffiliated issuers	154,537,641	166,615,659
Affiliated issuers	14,177,563	14,177,563
Cash		14,221
Receivable for investment securities sold		701,352
Dividends and securities lending income receivable		59,499
Prepaid expenses		8,285
		181,576,579
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		143,712
Liability for securities on loan—Note 1(b)		12,095,923
Payable for investment securities purchased		671,807
Payable for shares of Beneficial Interest redeemed		80,692
Accrued expenses		64,337
		13,056,471
Net Assets ($)		168,520,108
Composition of Net Assets ($):
Paid-in capital		143,510,704
Accumulated investment (loss)—net		(13,968)
Accumulated net realized gain (loss) on investments		12,945,354
Accumulated net unrealized appreciation (depreciation) on investments		12,078,018
Net Assets ($)		168,520,108

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	151,992,467	16,527,641
Shares Outstanding	3,302,720	368,084
Net Asset Value Per Share ($)	46.02	44.90

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends (net of $9,566 foreign taxes withheld at source):
Unaffiliated issuers	982,682
Affiliated issuers	1,973
Income from securities lending—Note 1(b)	68,484
Total Income	1,053,139
Expenses:
Investment advisory fee—Note 3(a)	1,371,374
Professional fees	59,489
Distribution fees—Note 3(b)	44,131
Custodian fees—Note 3(b)	41,529
Prospectus and shareholders’ reports	33,168
Trustees’ fees and expenses—Note 3(c)	14,548
Loan commitment fees—Note 2	2,050
Shareholder servicing costs—Note 3(b)	1,220
Interest expense—Note 2	33
Miscellaneous	21,682
Total Expenses	1,589,224
Less—reduction in fees due to earnings credits—Note 3(b)	(4)
Net Expenses	1,589,220
Investment (Loss)—Net	(536,081)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	13,124,653
Net unrealized appreciation (depreciation) on investments	(16,041,434)
Net Realized and Unrealized Gain (Loss) on Investments	(2,916,781)
Net (Decrease) in Net Assets Resulting from Operations	(3,452,862)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment (loss)—net	(536,081)	(106,205)
Net realized gain (loss) on investments	13,124,653	20,642,102
Net unrealized appreciation (depreciation) on investments	(16,041,434)	(17,676,537)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,452,862)	2,859,360
Dividends to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(2,507,973)	-
Service Shares	(273,325)	-
Total Dividends	(2,781,298)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	8,289,478	12,156,105
Service Shares	994,117	1,343,199
Dividends reinvested:
Initial Shares	2,507,973	-
Service Shares	273,325	-
Cost of shares redeemed:
Initial Shares	(23,808,813)	(32,908,362)
Service Shares	(2,165,747)	(3,078,631)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(13,909,667)	(22,487,689)
Total Increase (Decrease) in Net Assets	(20,143,827)	(19,628,329)
Net Assets ($):
Beginning of Period	188,663,935	208,292,264
End of Period	168,520,108	188,663,935
Accumulated investment (loss)—net	(13,968)	-
Capital Share Transactions (Shares):
Initial Shares
Shares sold	174,530	266,416
Shares issued for dividends reinvested	50,779	-
Shares redeemed	(492,761)	(708,339)
Net Increase (Decrease) in Shares Outstanding	(267,452)	(441,923)
Service Shares
Shares sold	21,206	29,718
Shares issued for dividends reinvested	5,661	-
Shares redeemed	(45,843)	(67,278)
Net Increase (Decrease) in Shares Outstanding	(18,976)	(37,560)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	47.78	47.03	31.66	26.26	30.58
Investment Operations:
Investment (loss)—net[a]	(.13)	(.01)	(.09)	(.02)	(.10)
Net realized and unrealized gain (loss) on investments	(.91)	.76	15.46	5.42	(4.10)
Total from Investment Operations	(1.04)	.75	15.37	5.40	(4.20)
Distributions:
Dividends from investment income—net	-	-	-	-	(.12)
Dividends from net realized gain on investments	(.72)	-	-	-	-
Total Distributions	(.72)	-	-	-	(.12)
Net asset value, end of period	46.02	47.78	47.03	31.66	26.26
Total Return (%)	(2.28)	1.60	48.55	20.56	(13.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.83	.93	.88	.88
Ratio of net expenses to average net assets	.85	.83	.93	.88	.82
Ratio of net investment (loss) to average net assets	(.27)	(.03)	(.23)	(.05)	(.36)
Portfolio Turnover Rate	65.26	77.96	84.80	61.38	91.45
Net Assets, end of period ($ x 1,000)	151,992	170,570	188,702	181,323	165,656

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	46.75	46.14	31.13	25.89	30.20
Investment Operations:
Investment (loss)—net[a]	(.24)	(.13)	(.18)	(.09)	(.17)
Net realized and unrealized gain (loss) on investments	(.89)	.74	15.19	5.33	(4.05)
Total from Investment Operations	(1.13)	.61	15.01	5.24	(4.22)
Distributions:
Dividends from investment income—net	-	-	-	-	(.09)
Dividends from net realized gain on investments	(.72)	-	-	-	-
Total Distributions	(.72)	-	-	-	(.09)
Net asset value, end of period	44.90	46.75	46.14	31.13	25.89
Total Return (%)	(2.52)	1.32	48.22	20.24	(14.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.08	1.18	1.13	1.13
Ratio of net expenses to average net assets	1.10	1.08	1.18	1.13	1.07
Ratio of net investment (loss) to average net assets	(.52)	(.28)	(.48)	(.30)	(.61)
Portfolio Turnover Rate	65.26	77.96	84.80	61.38	91.45
Net Assets, end of period ($ x 1,000)	16,528	18,094	19,590	14,078	12,902

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	153,764,028	-	-	153,764,028
Equity Securities - Foreign Common Stocks†	11,830,618	-	-	11,830,618

18

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Exchange-Traded Funds	1,021,013	-	-	1,021,013
Mutual Funds	14,177,563	-	-	14,177,563

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $16,420 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	1,512,119	49,627,267	49,057,746	2,081,640	1.2
Dreyfus Institutional Cash Advantage Fund	5,164,901	151,286,481	144,355,459	12,095,923	7.2
Total	6,677,020	200,913,748	193,413,205	14,177,563	8.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $13,196,097 and unrealized appreciation $11,813,307.

20

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: long-term capital gains $2,781,298 and $0, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $522,113, decreased accumulated net realized gain (loss) on investments by $55,766 and decreased paid-in capital by $466,347. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015 was approximately $3,000 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to

21

NOTES TO FINANCIAL STATEMENTS (continued)

actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $44,131 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $1,015 for transfer agency services and $76 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $41,529 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $109,252, Distribution Plan fees $3,562, custodian fees $28,117, Chief Compliance Officer fees $2,647 and transfer agency fees $134.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2015, amounted to $117,011,810 and $133,129,728, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $168,979,915; accordingly, accumulated net unrealized

22

appreciation on investments was $11,813,307, consisting of $25,374,552 gross unrealized appreciation and $13,561,245 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.7214 per share as a long-term capital gain distribution paid on March 23, 2015.

25

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

26

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

27

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

28

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

29

For More Information

Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0121AR1215

Dreyfus Variable Investment Fund, Quality Bond Portfolio

ANNUAL REPORT December 31, 2015

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Variable Investment Fund, Quality Bond Portfolio	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by David Bowser, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares produced a total return of –1.65%, and its Service shares produced a total return of –1.89%.1 The Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.55% for the same period.2

Fixed-income securities produced disparate returns over the reporting period, with intermediate-term U.S. government securities outperforming riskier corporate-backed bonds. The fund lagged its benchmark, mainly due to shortfalls among corporate-backed securities and European sovereign bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its net assets in bonds, including corporate bonds, debentures, notes, mortgage-related securities, collateralized mortgage obligations and asset-backed securities, convertible debt obligations, preferred stocks, convertible preferred stocks, municipal obligations, and zero coupon bonds, that, when purchased, are rated A or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The fund also may invest in fixed income securities rated lower than A (but not lower than B), at the time of purchase, up to 10% of its net assets in bonds issued by foreign issuers that are denominated in foreign currencies, and up to 20% of its net assets in bonds issued by foreign issuers whether denominated in U.S. dollars or in a foreign currency.

Volatility Roiled Bond Markets

Although the fund’s benchmark ended 2015 with roughly flat returns, the bond market encountered heightened volatility throughout the reporting period. The year began during a U.S. bond market rally in which aggressively accommodative monetary policies in major overseas markets sent yields of sovereign bonds sharply lower, sparking a surge in demand for U.S. Treasury securities. Investor demand began to normalize as the first quarter progressed, and robust employment gains briefly sent long-term bond yields higher until investors responded to weaker-than-expected U.S. economic data over the winter. The economy regained strength in the spring, and rising long-term Treasury yields erased previous price gains. However, worries about an economic slowdown in China and renewed declines in commodity prices again triggered a flight to quality over the summer, causing long-term bond yields to moderate and prices to rise. Volatility continued through the fall when investors reacted to weak global economic data and expectations that the Federal Reserve Board (the “Fed”) would begin to raise short-term interest rates, as indeed it did in December.

Intermediate-term U.S. government securities produced positive absolute returns in this turbulent environment, but investment-grade corporate bonds lost some value and high yield

3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds fell more sharply as credit spreads widened. Emerging-market debt securities fared particularly poorly amid persistent economic concerns and plummeting commodity prices.

Security Selections Dampened Fund Results

The fund’s underperformance compared to its benchmark was due, in part, to our security selections among investment-grade and high yield corporate bonds, as portfolio holdings from metals-and-mining companies and energy producers were hit hard by falling commodity prices. Relative results also were hurt by sovereign bonds from European nations, such as Italy and Spain, which lost value around midyear during an intensifying debt crisis in Greece. We sold the affected sovereign bonds from the fund’s portfolio, and the fund did not participate in subsequent rebounds. Our relatively defensive interest rate strategies also detracted mildly from performance when a modestly-short average duration prevented the fund from participating in higher yields among longer-term securities.

The fund fared better in other areas of the bond market. Overweighted exposure to asset-backed securities proved especially beneficial, as the U.S. automobile loan receivables that comprise these holdings were generally unaffected by global economic concerns. Our currency strategies also fared relatively well due to a long position in the strengthening U.S. dollar and short positions in emerging-market currencies.

At times, we employed futures contracts and currency forward contracts to help establish the fund’s interest rate and currency strategies, respectively, and we successfully used swap options to take advantage of changing inflation expectations.

Finding Value in Dislocated Markets

Heightened market volatility appears likely to persist over the near term. The Fed is expected to implement more rate hikes in 2016, but central banks in Europe, Japan, and China seem set for more accommodative monetary policies.

As of the reporting period’s end, we have maintained a cautiously constructive investment posture. The fund’s positioning reflected modestly overweighted exposure to corporate bonds with a focus on those with sound underlying fundamentals and attractive valuations. We also have placed a mild emphasis on asset-backed securities and mortgage-backed securities. Finally, we have maintained a somewhat shorter-than-average duration posture due to concerns that the market’s current expectations of future rate hikes may be understated.

January 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures, and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance

4

company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Variable Investment Fund, Quality Bond Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. The Index does not include fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio Initial shares and Service shares and the Barclays U. S. Aggregate Bond Index

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Initial shares	-1.65%	3.05%	4.12%
Service shares	-1.89%	2.80%	3.86%
Barclays U. S. Aggregate Bond Index	0.55%	3.25%	4.51%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Variable Investment Fund, Quality Bond Portfolio on 12/31/05 to a $10,000 investment made in the Barclays U.S. Aggregate Bond Index (the “Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.62	$ 5.87
Ending value (after expenses)	$ 991.60	$ 989.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.69	$ 5.96
Ending value (after expenses)	$ 1,020.57	$ 1,019.31

†  Expenses are equal to the fund’s annualized expense ratio of .92% for Initial shares and 1.17% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

December 31, 2015

Bonds and Notes - 107.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables - 5.7%
AmeriCredit Automobile Receivables Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	490,000		494,768
AmeriCredit Automobile Receivables Trust, Ser. 2012-4, Cl. D	2.68	10/9/18	245,000		246,930
AmeriCredit Automobile Receivables Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	155,000		155,764
AmeriCredit Automobile Receivables Trust, Ser. 2013-1, Cl. D	2.09	2/8/19	305,000		305,026
AmeriCredit Automobile Receivables Trust, Ser. 2014-1, Cl. D	2.54	6/8/20	275,000		274,691
Capital Auto Receivables Asset Trust, Ser. 2013-1, Cl. D	2.19	9/20/21	160,000		159,589
Santander Drive Auto Receivables Trust, Ser. 2011-3, Cl. D	4.23	5/15/17	129,187		129,249
Santander Drive Auto Receivables Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	215,684		217,401
Santander Drive Auto Receivables Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	1,276		1,277
Santander Drive Auto Receivables Trust, Ser. 2012-5, Cl. C	2.70	8/15/18	330,051		331,751
Santander Drive Auto Receivables Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	285,000		286,386
Santander Drive Auto Receivables Trust, Ser. 2013-1, Cl. D	2.27	1/15/19	210,000		210,110
Santander Drive Auto Receivables Trust, Ser. 2013-2, Cl. D	2.57	3/15/19	510,000		513,475
				3,326,417
Asset-Backed Ctfs./Home Equity Loans - .2%
First NLC Trust, Ser. 2005-2, Cl. M1	0.90	9/25/35	118,172	[a]	116,269
Casinos - .3%
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	215,000	[b]	202,100
Commercial Mortgage Pass-Through Ctfs. - 5.8%
Aventura Mall Trust, Ser. 2013-AVM, Cl. C	3.87	12/5/32	420,000	[a,b]	427,677
Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Cl. A4	5.90	12/10/49	200,000	[a]	206,870
Commercial Mortgage Trust, Ser. 2013-LC13, Cl. C	5.21	8/10/46	130,000	[a,b]	136,874
Commercial Mortgage Trust, Ser. 2013-WWP, Cl. B	3.73	3/10/31	150,000	[b]	150,836
Commercial Mortgage Trust, Ser. 2013-WWP, Cl. C	3.54	3/10/31	175,000	[b]	173,448
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. AM	4.20	3/10/47	70,000		72,847
Commercial Mortgage Trust, Ser. 2014-UBS2, Cl. B	4.70	3/10/47	50,000		52,815
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. AM	3.53	2/10/48	170,000		169,876
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. B	4.18	9/15/37	315,000	[b]	322,302

8

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Commercial Mortgage Pass-Through Ctfs. - 5.8% (continued)
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. D	4.37	9/15/37	175,000	[b]	167,898
Credit Suisse Mortgage Trust, Ser. 2014-USA, Cl. E	4.37	9/15/37	190,000	[b]	172,799
Extended Stay America Trust, Ser. 2013-ESH7, Cl. C7	3.90	12/5/31	225,000	[b]	225,795
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. BFX	3.38	12/15/19	95,000	[a,b]	95,023
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. DFX	3.38	12/15/19	215,000	[a,b]	207,480
Hilton USA Trust, Ser. 2013-HLT, Cl. CFX	3.71	11/5/30	345,000	[b]	345,995
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/37	100,000	[b]	97,793
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. B	3.19	3/5/37	220,000	[b]	211,642
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Cl. C	3.96	4/15/46	165,000	[a]	159,294
				3,397,264
Consumer Discretionary - 3.0%
21st Century Fox America, Gtd. Notes	4.00	10/1/23	90,000		93,116
Comcast, Gtd. Notes	6.30	11/15/17	85,000		92,503
Cox Communications, Sr. Unscd. Notes	6.25	6/1/18	205,000	[b]	220,413
CVS Pass-Through Trust, Pass Thru Certificates Notes	6.04	12/10/28	246,967		271,638
CVS Pass-Through Trust, Pass Thru Certificates Notes	8.35	7/10/31	231,507	[b]	286,963
Dollar Tree, Gtd. Notes	5.75	3/1/23	145,000	[b]	150,800
Sky, Gtd. Notes	3.75	9/16/24	345,000	[b]	337,571
Time Warner, Gtd. Debs.	5.35	12/15/43	210,000		210,454
United Rentals North America, Gtd. Notes	5.50	7/15/25	120,000		116,850
				1,780,308
Consumer Staples - 1.6%
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/25	155,000	[b]	156,745
Reynolds American, Gtd. Notes	3.75	5/20/23	215,000		214,850
Reynolds American, Gtd. Notes	4.85	9/15/23	310,000		331,921
Wm. Wrigley Jr., Sr. Unscd. Notes	3.38	10/21/20	235,000	[b]	239,841
				943,357
Energy - 6.3%
Anadarko Petroleum, Sr. Unscd. Notes	6.38	9/15/17	165,000		173,092
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	215,000		188,931

9

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Energy - 6.3% (continued)
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	60,000		48,900
Columbia Pipeline Group, Gtd. Notes	4.50	6/1/25	195,000	[b]	177,047
Continental Resources, Gtd. Notes	5.00	9/15/22	165,000		121,894
Continental Resources, Gtd. Notes	3.80	6/1/24	130,000		91,729
Continental Resources, Gtd. Notes	4.90	6/1/44	95,000		57,449
Energy Transfer Partners, Sr. Unscd. Notes	4.90	2/1/24	210,000		187,507
Energy Transfer Partners, Sr. Unscd. Notes	5.15	2/1/43	270,000		193,612
Ensco, Sr. Unscd. Notes	4.50	10/1/24	395,000		272,358
Freeport-McMoran Oil & Gas, Gtd. Notes	6.88	2/15/23	310,000		196,075
Kinder Morgan, Gtd. Notes	7.75	1/15/32	235,000		223,989
Kinder Morgan Energy Partners, Sr. Unscd. Notes	6.85	2/15/20	170,000		175,991
Laredo Petroleum, Gtd. Notes	7.38	5/1/22	190,000	[c]	175,750
Marathon Petroleum, Sr. Unscd. Notes	3.63	9/15/24	355,000		331,407
Sempra Energy, Sr. Unscd. Notes	6.50	6/1/16	295,000		300,388
Spectra Energy Partners, Sr. Unscd. Notes	2.95	9/25/18	80,000		78,656
Spectra Energy Partners, Sr. Unscd. Notes	4.75	3/15/24	70,000		67,921
Talisman Energy, Sr. Unscd. Notes	3.75	2/1/21	135,000		122,542
Unit, Gtd. Notes	6.63	5/15/21	85,000		61,625
Whiting Petroleum, Gtd. Notes	5.75	3/15/21	155,000	[c]	113,770
Williams Partners, Sr. Unscd. Notes	3.35	8/15/22	125,000		95,016
Williams Partners, Sr. Unscd. Notes	4.50	11/15/23	180,000		145,922
Williams Partners, Sr. Unscd. Notes	6.30	4/15/40	65,000		50,012
				3,651,583
Financials - 14.8%
ABN AMRO Bank, Sr. Unscd. Notes	2.50	10/30/18	230,000	[b]	231,784
American Express Credit, Unscd. Notes	2.60	9/14/20	135,000		135,399
Bank of America, Sr. Unscd. Notes	1.36	1/15/19	400,000	[a]	401,764
Bank of America, Sr. Unscd. Notes	5.63	7/1/20	40,000		44,475
Bank of America, Sr. Unscd. Notes	4.00	4/1/24	365,000		373,944

10

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 14.8% (continued)
Bank of America, Sub. Notes	5.70	5/2/17	320,000		333,827
Bank of America, Sub. Notes	4.25	10/22/26	60,000		59,517
Barclays, Sub. Notes	4.38	9/11/24	355,000		347,801
CIT Group, Sr. Unscd. Notes	5.00	5/15/17	85,000	[c]	87,762
Citigroup, Sr. Unscd. Notes	4.65	7/30/45	185,000		188,495
Citigroup, Sub. Notes	5.50	9/13/25	255,000		277,325
DDR, Sr. Unscd. Notes	4.75	4/15/18	340,000		355,855
Denali Borrower, Sr. Scd. Notes	5.63	10/15/20	170,000	[b]	178,500
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/22	274,000		293,395
ERAC USA Finance, Gtd. Notes	6.38	10/15/17	120,000	[b]	128,919
ERAC USA Finance, Gtd. Notes	3.85	11/15/24	60,000	[b]	60,134
Ford Motor Credit, Sr. Unscd. Notes, Ser. 1	1.33	3/12/19	315,000	[a]	308,599
General Electric Capital, Gtd. Notes	0.83	1/14/19	360,000	[a]	359,810
Goldman Sachs Group, Sr. Unscd. Notes	1.46	11/15/18	385,000	[a]	386,833
Goldman Sachs Group, Sr. Unscd. Notes	2.75	9/15/20	105,000		105,046
Goldman Sachs Group, Sr. Unscd. Notes	2.01	11/29/23	375,000	[a]	379,014
Health Care REIT, Sr. Unscd. Notes	5.13	3/15/43	280,000		281,704
HSBC Holdings, Sr. Unscd. Notes	4.00	3/30/22	335,000		351,963
JPMorgan Chase & Co., Sr. Notes	4.25	10/1/27	360,000		359,963
JPMorgan Chase & Co., Sr. Unscd. Notes	4.35	8/15/21	150,000		159,754
Morgan Stanley, Sr. Unscd. Bonds	3.70	10/23/24	60,000		60,401
Morgan Stanley, Sr. Unscd. Notes	5.50	7/28/21	100,000		112,173
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/23	65,000		66,681
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/25	55,000		56,750
Pacific LifeCorp, Sr. Unscd. Notes	5.13	1/30/43	360,000	[b]	369,494
Prudential Financial, Jr. Sub. Notes	5.88	9/15/42	240,000	[a]	250,680
Quicken Loans, Gtd. Notes	5.75	5/1/25	140,000	[b]	133,875
Regency Centers, Gtd. Notes	5.88	6/15/17	96,000		101,270

11

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Financials - 14.8% (continued)
Royal Bank of Scotland, Sub. Notes	9.50	3/16/22	445,000	[a]	482,740
Synchrony Financial, Sr. Unscd. Notes	3.75	8/15/21	160,000		160,025
UBS Group Funding, Gtd. Notes	4.13	9/24/25	200,000	[b]	200,190
Volkswagen Group of America Finance, Gtd. Notes	1.25	5/23/17	200,000	[b]	195,285
Wells Fargo & Co., Sub. Notes	4.30	7/22/27	230,000		235,273
				8,616,419
Foreign/Governmental - 2.1%
Brazilian Government, Sr. Unscd. Notes	2.63	1/5/23	355,000	[c]	270,687
Comision Federal de Electricidad, Sr. Unscd. Notes	4.88	1/15/24	310,000	[b]	306,900
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	200,000		182,700
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	140,000		141,568
Portuguese Government, Unscd. Notes	5.13	10/15/24	180,000	[b]	184,104
Uruguayan Government, Sr. Unscd. Notes	4.50	8/14/24	55,000	[c]	55,962
Uruguayan Government, Sr. Unscd. Notes	4.38	10/27/27	95,000		93,812
				1,235,733
Health Care - 2.8%
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/25	95,000		92,158
Anthem, Sr. Unscd. Notes	2.30	7/15/18	300,000		299,617
Celgene, Sr. Unscsd. Notes	3.55	8/15/22	155,000		156,736
Endo Finance, Gtd. Notes	6.00	7/15/23	235,000	[b]	235,000
Fresenius Medical Care US Finance II, Gtd. Notes	4.13	10/15/20	110,000	[b]	111,650
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/26	155,000		156,508
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/46	200,000	[c]	202,889
Medtronic, Gtd. Notes	4.63	3/15/45	195,000		201,622
Zimmer Holdings, Sr. Unscd. Notes	3.55	4/1/25	160,000		155,778
				1,611,958
Industrials - .2%
Waste Management, Gtd. Notes	6.10	3/15/18	105,000		114,512
Information Technology - .3%
Hewlett Packard Enterprise, Gtd. Notes	4.40	10/15/22	175,000	[b]	174,582

12

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Materials - 2.0%
Agrium, Sr. Unscd. Bonds	4.13	3/15/35	70,000		59,732
Agrium, Sr. Unscd. Notes	3.38	3/15/25	115,000		105,124
Dow Chemical, Sr. Unscd. Bonds	3.50	10/1/24	195,000		189,424
Freeport-McMoRan, Gtd. Notes	5.45	3/15/43	325,000		170,625
Glencore Funding, Gtd. Notes	4.63	4/29/24	165,000	[b]	120,645
LYB International Finance, Gtd. Bonds	4.00	7/15/23	120,000		119,817
Mosaic, Sr. Unscd. Notes	4.25	11/15/23	235,000		233,135
Rio Tinto Finance USA, Gtd. Notes	3.75	6/15/25	175,000		159,165
				1,157,667
Municipal Bonds - 2.0%
California, GO (Build America Bonds)	7.30	10/1/39	340,000		476,201
Chicago, GO (Project and Refunding Series)	6.31	1/1/44	65,000		62,250
Illinois, GO (Pension Funding Series)	5.10	6/1/33	110,000		104,131
New Jersey Economic Development Authority, School Facilities Construction Revenue	4.45	6/15/20	305,000		304,713
New York City, GO (Build America Bonds)	5.99	12/1/36	200,000		244,678
				1,191,973
Telecommunications - 2.5%
AT&T, Sr. Unscd. Notes	1.32	11/27/18	310,000	[a]	310,489
Digicel, Sr. Unscd. Notes	6.00	4/15/21	200,000	[b]	169,500
Frontier Communications, Sr. Unscd. Notes	8.75	4/15/22	175,000		162,750
Rogers Communications, Gtd. Notes	4.10	10/1/23	185,000		190,926
T-Mobile USA, Gtd. Bonds	6.13	1/15/22	90,000		92,700
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	160,000		176,174
West, Gtd. Notes	5.38	7/15/22	175,000	[b]	151,594
Wind Acquisition Finance, Scd. Notes	7.38	4/23/21	200,000	[b]	189,500
				1,443,633
U.S. Government Agencies/Mortgage-Backed - 30.0%
Federal Home Loan Mortgage Corp.
4.00%			2,135,000	[d,e]	2,255,552
3.50%, 8/1/45			248,562	[d]	256,460
5.50%, 5/1/40			12,128	[d]	13,419
Federal National Mortgage Association
4.50%			300,000	[d,e]	324,009

13

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
U.S. Government Agencies/Mortgage-Backed - 30.0% (continued)
2.96%, 10/1/25			310,000	[d]	310,171
3.00%, 12/1/25-7/1/43			2,649,618	[d]	2,714,637
3.02%, 1/1/26			200,000	[d]	201,875
3.03%, 12/1/25			170,000	[d]	171,241
3.23%, 1/29/26			200,000	[d]	203,094
3.50%, 5/1/30-11/1/45			4,328,076	[d]	4,480,390
4.00%, 12/1/43			780,357	[d]	829,495
5.00%, 3/1/21-10/1/33			989,678	[d]	1,089,401
5.50%, 2/1/34-7/1/40			234,838	[d]	264,382
6.00%, 2/1/39			27,763	[d]	31,350
7.00%, 6/1/29-9/1/29			19,581	[d]	20,695
Government National Mortgage Association I
5.50%, 4/15/33			386,321		437,722
Government National Mortgage Association II
4.50%			1,555,000	[e]	1,670,896
3.00%, 10/20/45-11/20/45			2,178,233		2,211,414
7.00%, 9/20/28-7/20/29			4,864		5,644
				17,491,847
U.S. Government Securities - 23.9%
U.S. Treasury Bonds	2.50	2/15/45	1,970,000	[c]	1,768,075
U.S. Treasury Bonds	3.00	5/15/45	1,480,000		1,473,612
U.S. Treasury Floating Rate Notes	0.33	7/31/16	2,450,000	[a]	2,450,639
U.S. Treasury Floating Rate Notes	0.34	7/31/17	3,000,000	[a]	2,995,389
U.S. Treasury Notes	0.63	6/30/17	1,745,000	[c]	1,736,446
U.S. Treasury Notes	0.63	7/31/17	1,575,000	[c]	1,566,418
U.S. Treasury Notes	0.88	7/15/18	745,000		738,350
U.S. Treasury Notes	1.63	7/31/20	205,000		204,039
U.S. Treasury Notes	1.38	9/30/20	1,030,000		1,012,317
				13,945,285
Utilities - 3.5%
AES, Sr. Unscd. Notes	8.00	6/1/20	80,000	[c]	88,400
Calpine, Sr. Unscd. Notes	5.75	1/15/25	330,000		292,462
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		414,942
Dominion Resources, Sr. Unscd. Notes	3.90	10/1/25	115,000		115,351
Dynegy, Gtd. Notes	6.75	11/1/19	35,000		33,075
Dynegy, Gtd. Notes	7.38	11/1/22	310,000		271,250
Enel Finance International, Gtd. Notes	6.00	10/7/39	160,000	[b]	179,495
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/39	185,000		187,724
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/45	80,000		82,427
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/45	90,000		92,179
Nevada Power, Mortgage Notes, Ser. R	6.75	7/1/37	150,000		190,629

14

Bonds and Notes - 107.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Utilities - 3.5% (continued)
NRG Energy, Gtd. Notes	6.25	7/15/22	145,000		124,265
				2,072,199
Total Bonds and Notes (cost $63,277,358)			62,473,106
Short-Term Investments - .1%

U.S. Treasury Bills	0.00	2/11/16	10,000	[f]	9,999
U.S. Treasury Bills	0.13	3/31/16	65,000	[f]	64,974
Total Short-Term Investments (cost $74,978)			74,973
Other Investment - 1.0%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $580,061)			580,061	[g]	580,061
Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $266,500)			266,500	[g]	266,500
Total Investments (cost $64,198,897)			108.6%	63,394,640
Liabilities, Less Cash and Receivables			(8.6%)	(5,023,185)
Net Assets			100.0%	58,371,455

GO—General Obligation
REIT—Real Estate Investment Trust
a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities were valued at $7,828,193 or 13.41% of net assets.
c Security, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $4,498,324 and the value of the collateral held by the fund was $4,622,544 consisting of cash collateral of $266,500 and U.S. Government & Agency securities valued at $4,356,044.
d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Held by or on behalf of a counterparty for open financial futures contracts.
g Investment in affiliated money market mutual fund.

15

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government and Agencies/Mortgage-Backed	53.9
Corporate Bonds	37.3
Asset-Backed	5.9
Commercial Mortgage Pass-Through Ctfs.	5.8
Foreign/Governmental	2.1
Municipal Bonds	2.0
Short-Term/Money Market Investments	1.6
108.6

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF FINANCIAL FUTURES

December 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 12/31/2015 ($)

Financial Futures Long
Australian 3 Year Bond	30	2,436,778	March 2016	5,064
U.S. Treasury 2 Year Notes	6	1,303,406	March 2016	(2,156)
U.S. Treasury 5 Year Notes	24	2,839,688	March 2016	(4,508)
Financial Futures Short
U.S. Treasury 10 Year Notes	30	(3,777,188)	March 2016	8,781
Gross Unrealized Appreciation				13,845
Gross Unrealized Depreciation				(6,664)

See notes to financial statements.

17

STATEMENT OF OPTIONS WRITTEN

December 31, 2015

	Face Amount Covered by Contracts[a]	Value ($)
Call Options:
Brazilian Real,
February 2016 @ BRL 4.4	90,000	(923)
Colombian Peso,
January 2016 @ COP 3,200	90,000	(673)
Euro,
March 2016 @ EUR 1.06	90,000	(651)
Hungarian Forint,
February 2016 @ HUF 302	90,000	(264)
Malaysian Ringgit,
January 2016 @ MYR 4.4	90,000	(309)
New Zealand Dollar,
January 2016 @ NZD 1.12	AUD 130,000	-
South African Rand,
January 2016 @ ZAR 14.5	90,000	(6,011)
South African Rand,
January 2016 @ ZAR 15	90,000	(2,889)
South African Rand,
March 2016 @ ZAR 16	90,000	(2,350)
South Korean Won,
February 2016 @ KRW 1,210	90,000	(408)
Swedish Krona,
February 2016 @ SEK 9.5	EUR 85,000	(51)
Turkish Lira,
January 2016 @ TRY 3.1	90,000	(72)
Put Options:
Brazilian Real,
January 2016 @ BRL 3.7	90,000	(1)
Brazilian Real,
February 2016 @ BRL 3.5	90,000	(120)
Chilean Peso,
January 2016 @ CLP 650	90,000	-
Euro,
March 2016 @ EUR 1.13	90,000	(326)

18

	Face Amount Covered by Contracts[a]	Value ($)
Mexican New Peso,
January 2016 @ MXN 16.1	90,000	-
New Zealand Dollar,
January 2016 @ NZD 1.05	AUD 130,000	(22)
South Korean Won,
January 2016 @ KRW 1,110	90,000	(6)
Total Options Written (premiums received $19,588)		(15,076)

a Face amount denominated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

HUF—Hungarian Forint

KRW—South Korean Won

MXN—Mexican New Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

TRY—Turkish Lira

ZAR—South African Rand

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,498,324)—Note 1(c):
Unaffiliated issuers	63,352,336	62,548,079
Affiliated issuers	846,561	846,561
Cash		5,589
Cash denominated in foreign currency	1,143	1,153
Receivable for investment securities sold		640,267
Dividends, interest and securities lending income receivable		409,977
Unrealized appreciation on swap agreements—Note 4		40,821
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		35,297
Prepaid expenses		923
		64,528,667
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		46,905
Payable for open mortgage dollar roll transactions—Note 4		4,260,533
Payable for investment securities purchased		1,468,907
Liability for securities on loan—Note 1(c)		266,500
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		19,649
Outstanding options written, at value (premiums received $19,588)—See Statement of Options Written—Note 4		15,076
Payable for futures variation margin—Note 4		5,934
Payable for shares of Beneficial Interest redeemed		5,678
Accrued expenses		68,030
		6,157,212
Net Assets ($)		58,371,455
Composition of Net Assets ($):
Paid-in capital		59,920,984
Accumulated undistributed investment income—net		79,232
Accumulated net realized gain (loss) on investments		(887,092)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions (including $7,181 net unrealized appreciation on financial futures)		(741,669)
Net Assets ($)		58,371,455

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	44,056,995	14,314,460
Shares Outstanding	3,759,764	1,226,867
Net Asset Value Per Share ($)	11.72	11.67

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Interest	1,783,107
Dividends from affiliated issuers	1,613
Income from securities lending—Note 1(c)	7,572
Total Income	1,792,292
Expenses:
Investment advisory fee—Note 3(a)	411,495
Professional fees	69,595
Distribution fees—Note 3(b)	39,941
Prospectus and shareholders’ reports	32,641
Custodian fees—Note 3(b)	12,301
Trustees’ fees and expenses—Note 3(c)	4,809
Loan commitment fees—Note 2	922
Shareholder servicing costs—Note 3(b)	561
Miscellaneous	51,014
Total Expenses	623,279
Less—reduction in fees due to earnings credits—Note 3(b)	(2)
Net Expenses	623,277
Investment Income—Net	1,169,015
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	494,770
Net realized gain (loss) on options transactions	(51,923)
Net realized gain (loss) on financial futures	(9,502)
Net realized gain (loss) on swap transactions	16,406
Net realized gain (loss) on forward foreign currency exchange contracts	170,228
Net Realized Gain (Loss)	619,979
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,861,244)
Net unrealized appreciation (depreciation) on options transactions	4,512
Net unrealized appreciation (depreciation) on financial futures	26,486
Net unrealized appreciation (depreciation) on swap transactions	40,821
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,767)
Net Unrealized Appreciation (Depreciation)	(2,795,192)
Net Realized and Unrealized Gain (Loss) on Investments	(2,175,213)
Net (Decrease) in Net Assets Resulting from Operations	(1,006,198)

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	1,169,015	1,166,231
Net realized gain (loss) on investments	619,979	1,158,831
Net unrealized appreciation (depreciation) on investments	(2,795,192)	1,045,303
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,006,198)	3,370,365
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(962,905)	(1,134,201)
Service Shares	(289,220)	(348,565)
Total Dividends	(1,252,125)	(1,482,766)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,199,364	2,812,762
Service Shares	887,312	1,451,337
Dividends reinvested:
Initial Shares	962,905	1,134,201
Service Shares	289,220	348,565
Cost of shares redeemed:
Initial Shares	(9,288,329)	(10,808,535)
Service Shares	(3,660,289)	(4,484,712)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,609,817)	(9,546,382)
Total Increase (Decrease) in Net Assets	(8,868,140)	(7,658,783)
Net Assets ($):
Beginning of Period	67,239,595	74,898,378
End of Period	58,371,455	67,239,595
Undistributed investment income—net	79,232	209,710

22

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Initial Shares
Shares sold	347,625	233,647
Shares issued for dividends reinvested	79,851	94,271
Shares redeemed	(770,402)	(896,303)
Net Increase (Decrease) in Shares Outstanding	(342,926)	(568,385)
Service Shares
Shares sold	73,533	120,720
Shares issued for dividends reinvested	24,073	29,099
Shares redeemed	(304,358)	(373,952)
Net Increase (Decrease) in Shares Outstanding	(206,752)	(224,133)

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.16	11.85	12.37	11.92	11.55
Investment Operations:
Investment income—net[a]	.23	.20	.21	.22	.29
Net realized and unrealized gain (loss) on investments	(.43)	.36	(.39)	.59	.51
Total from Investment Operations	(.20)	.56	(.18)	.81	.80
Distributions:
Dividends from investment income-net	(.24)	(.25)	(.34)	(.36)	(.43)
Net asset value, end of period	11.72	12.16	11.85	12.37	11.92
Total Return (%)	(1.65)	4.79	(1.54)	7.00	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.85	.92	.84	.79
Ratio of net expenses to average net assets	.92	.85	.92	.84	.79
Ratio of net investment income to average net assets	1.91	1.68	1.76	1.80	2.54
Portfolio Turnover Rate[b]	314.50	387.86	397.26	518.55	379.94
Net Assets, end of period ($ x 1,000)	44,057	49,880	55,337	66,251	69,072

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2015, 2014, 2013, 2012 and 2011 were 120.54%, 182.67%, 176.37%, 269.42% and 162.19%, respectively.

See notes to financial statements.

24

	Year Ended December 31,
Service Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.11	11.80	12.33	11.88	11.51
Investment Operations:
Investment income—net[a]	.20	.17	.18	.19	.26
Net realized and unrealized gain (loss) on investments	(.42)	.36	(.40)	.59	.51
Total from Investment Operations	(.22)	.53	(.22)	.78	.77
Distributions:
Dividends from investment income-net	(.22)	(.22)	(.31)	(.33)	(.40)
Net asset value, end of period	11.67	12.11	11.80	12.33	11.88
Total Return (%)	(1.89)	4.56	(1.80)	6.70	6.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.10	1.17	1.09	1.04
Ratio of net expenses to average net assets	1.17	1.10	1.17	1.09	1.04
Ratio of net investment income to average net assets	1.66	1.43	1.51	1.55	2.22
Portfolio Turnover Rate[b]	314.50	387.86	397.26	518.55	379.94
Net Assets, end of period ($ x 1,000)	14,314	17,359	19,561	24,378	26,776

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2015, 2014, 2013, 2012 and 2011 were 120.54%, 182.67%, 176.37%, 269.42% and 162.19%, respectively.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Quality Bond Portfolio (the “fund”) is a separate diversified series of Dreyfus Variable Investment Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

26

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts ("forward contracts") are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices

27

NOTES TO FINANCIAL STATEMENTS (continued)

are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally

28

categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	3,442,686	-	3,442,686
Commercial Mortgage-Backed	-	3,397,264	-	3,397,264
Corporate Bonds†	-	21,768,318	-	21,768,318
Foreign Government	-	1,235,733	-	1,235,733
Municipal Bonds†	-	1,191,973	-	1,191,973
Mutual Funds	846,561	-	-	846,561
U.S. Government Agencies/ Mortgage-Backed	-	17,289,972	-	17,289,972
U.S. Treasury	-	14,020,258	-	14,020,258
Other Financial Instruments:
Financial Futures††	13,845	-	-	13,845
Forward Foreign Currency Exchange Contracts††	-	35,297	-	35,297
Swaps††	-	40,821	-	40,821

29

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(6,664)	-	-	(6,664)
Forward Foreign Currency Exchange Contracts††	-	(19,649)	-	(19,649)
Options Written	-	(15,076)	-	(15,076)

†  See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund

30

may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $1,807 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	383,669	32,536,096	32,339,704	580,061	1.0
Dreyfus Institutional Cash Advantage Fund	683,250	4,696,451	5,113,201	266,500.5
Total	1,066,919	37,232,547	37,452,905	846,561	1.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute

31

NOTES TO FINANCIAL STATEMENTS (continued)

such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On December 31, 2015, the Board declared a cash dividend of $.026 and $.023 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on January 4, 2016 (ex-dividend date) to shareholders of record as of the close of business on December 31, 2015.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $79,233, accumulated capital losses $718,077 and unrealized depreciation $849,655. In addition, the fund had $61,030 of capital losses realized after October 31, 2015, which were deferred for tax purposes to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any,

32

realized subsequent to December 31, 2015. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $1,252,125 and $1,482,766, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses, consent fees and foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $47,368 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to

33

NOTES TO FINANCIAL STATEMENTS (continued)

actual expenses incurred. During the period ended December 31, 2015, Service shares were charged $39,941 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $503 for transfer agency services and $37 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $12,301 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $32,585, Distribution Plan fees $3,073, custodian fees $8,568, Chief Compliance Officer fees $2,647 and transfer agency fees $32.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns)of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended December 31, 2015, amounted to $232,207,130 and $249,159,720, respectively, of which $143,206,446 in purchases and $146,436,818 in sales were from mortgage dollar roll transactions.

34

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies or as a substitute for an investment. The fund is subject to market risk,

35

NOTES TO FINANCIAL STATEMENTS (continued)

interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended December 31, 2015:

36

		Options Terminated
	Premiums		Net Realized
Option Written:	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
December 31, 2014	-
Contracts written	144,063
Contracts terminated:
Contracts closed	66,871	176,398	(109,527)
Contracts expired	57,604	-	57,604
Total contracts terminated	124,475	176,398	(51,923)
Contracts outstanding December 31, 2015	19,588

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
1/29/2016	125,000	90,408	90,953	545

37

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Bank of America (continued)
Mexican New Peso,
Expiring
1/29/2016	4,345,000	258,170	251,567	(6,603)
Citigroup
Indian Rupee,
Expiring
1/29/2016	11,960,000	178,730	179,904	1,174
JP Morgan Chase Bank
Chilean Peso,
Expiring
1/29/2016	59,660,000	83,417	83,901	484
UBS
Norwegian Krone,
Expiring
1/29/2016	2,995,000	342,384	338,253	(4,131)
Sales:
Bank of America
Thai Baht,
Expiring
1/29/2016	6,390,000	176,106	177,433	(1,327)
Citigroup
Taiwan Dollar,
Expiring
1/29/2016	3,050,000	92,987	92,868	119
Deutsche Bank
Hungarian Forint,
Expiring
1/29/2016	25,120,000	85,881	86,505	(624)
Turkish Lira,
Expiring
1/29/2016	180,000	61,521	61,190	331
Goldman Sachs International
Swiss Franc,
Expiring
1/29/2016	175,000	175,964	174,940	1,024
Turkish Lira,
Expiring
1/29/2016	80,000	27,345	27,196	149

38

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/Proceeds($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
JP Morgan Chase Bank
Euro,
Expiring
1/29/2016	249,000	273,342	270,801	2,541
Malaysian Ringgit,
Expiring
1/29/2016	370,000	84,072	85,988	(1,916)
Peruvian New Sol,
Expiring
10/21/2016	1,275,000	366,075	357,147	8,928
South African Rand,
Expiring
1/29/2016	3,790,000	263,654	243,741	19,913
South Korean Won,
Expiring
1/29/2016	109,455,000	93,360	93,271	89
Taiwan Dollar,
Expiring
1/29/2016	8,670,000	262,349	263,990	(1,641)
UBS
Canadian Dollar,
Expiring
1/29/2016	120,000	86,046	86,729	(683)
New Zealand Dollar,
Expiring
1/29/2016	280,000	188,395	191,119	(2,724)
Gross Unrealized Appreciation				35,297
Gross Unrealized Depreciation				(19,649)

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

39

NOTES TO FINANCIAL STATEMENTS (continued)

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at December 31, 2015:

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
5,340,000	USD - 1 Year US CPI Urban Consumers NSA	Deutsche Bank	0.34	10/1/2016	15,990

40

OTC Interest Rate Swaps

Notional Amount ($)	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation ($)
10,600,000	USD - 1 Year US CPI Urban Consumers NSA	Deutsche Bank	0.41	10/2/2016	24,831

Gross Unrealized Appreciation					40,821
CPI—Consumer Price Index NSA—Not Seasonally Adjusted USD—US Dollar

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk [1,2]	54,666	Interest rate risk [1]	(6,664)
Foreign exchange risk [3]	35,297	Foreign exchange risk [3,4]	(34,725)
Gross fair value of derivatives contracts	89,963		(41,389)
Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Unrealized appreciation (depreciation) on swap agreements.
[3] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4] Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2015 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures[5]	Options Transactions[6]	Forward Contracts[7]	Swap Transactions[8]	Total
Interest rate	(9,502)	13,496	-	16,406	20,400
Foreign exchange	-	(65,419)	170,228	-	104,809
Total	(9,502)	(51,923)	170,228	16,406	125,209

41

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures[9]	Options Transactions[10]	Forward Contracts[11]	Swap Transactions[12]	Total
Interest rate	26,486	-	-	40,821	67,307
Foreign exchange	-	4,512	(5,767)	-	(1,255)
Total	26,486	4,512	(5,767)	40,821	66,052

Statement of Operations location:
[5] Net realized gain (loss) on financial futures.
[6] Net realized gain (loss) on options transactions.
[7] Net realized gain (loss) on forward foreign currency exchange contracts.
[8] Net realized gain (loss) on swap transactions.
[9] Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[12] Net unrealized appreciation (depreciation) on swap transactions.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	13,845	(6,664)
Options	-	(15,076)
Forward contracts	35,297	(19,649)
Swaps	40,821	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	89,963	(41,389)
Derivatives not subject to
Master Agreements	(13,845)	6,664
Total gross amount of assets
and liabilities subject to
Master Agreements	76,118	(34,725)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2015:†

42

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	545		(545)	-	-
Citigroup	1,293		(1,137)	-	156
Deutsche Bank	41,152		(3,513)	-	37,639
Goldman Sachs International	1,173		(1,173)	-	-
JP Morgan Chase Bank	31,955		(4,501)	-	27,454
Total	76,118		(10,869)	-	65,249

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(7,930)		545	-	(7,385)
Barclays Bank	(309)		-	-	(309)
Citigroup	(1,137)		1,137	-	-
Deutsche Bank	(3,513)		3,513	-	-
Goldman Sachs International	(9,797)		1,173	-	(8,624)
JP Morgan Chase Bank	(4,501)		4,501	-	-
UBS	(7,538)		-	-	(7,538)
Total	(34,725)		10,869	-	(23,856)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Interest rate financial futures	9,252,432
Interest rate options contracts	3,173
Foreign currency options contracts	23,318
Forward contracts	6,288,258

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	4,912,308

At December 31, 2015, the cost of investments for federal income tax purposes was $64,294,208; accordingly, accumulated net unrealized

43

NOTES TO FINANCIAL STATEMENTS (continued)

depreciation on investments was $899,568, consisting of $705,782 gross unrealized appreciation and $1,605,350 gross unrealized depreciation.

44

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series comprising Dreyfus Variable Investment Fund) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2016

45

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 50

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 36

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

46

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Dr. Martin Peretz (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 36

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member

Dr. Paul A. Marks, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

48

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

49

For More Information

Dreyfus Variable Investment Fund, Quality Bond Portfolio

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-242-8671 or 1-800-346-3621

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0120AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $254,454 in 2014 and $260,811 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $67,253 in 2014 and $65,449 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $38,121 in 2014 and $27,780 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2014 and $-0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,204 in 2014 and $57 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2014 and $-0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 11, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 11, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)